Table of Contents

                                                                           Page
Letter to Shareholders                                                       2

Fund Performance Reviews
                     Bond Fund                                               4
                     Balanced Fund                                           6
                     High Income Fund                                        8
                     Growth and Income Fund                                 10
                     Capital Appreciation Fund                              12
                     Emerging Growth Fund                                   14
                     International Stock Fund                               16

Family of Investments                                                       18

Portfolios of Investments
                     Cash Reserves Fund                                     20
                     Bond Fund                                              21
                     Balanced Fund                                          23
                     High Income Fund                                       26
                     Growth and Income Fund                                 33
                     Capital Appreciation Fund                              34
                     Emerging Growth Fund                                   35
                     International Stock Fund                               37

Financial Statements
                     Statements of Assets & Liabilities                     42
                     Statements of Operations                               44
                     Statements of Changes in Net Assets                    46
                     Financial Highlights                                   50

Notes to Financial Statements                                               54

Report of Independent Accountants                                           59

Other Information                                                           60

                             Letter to Shareholders

Dear Fellow Shareholder,

Welcome to the real world of investing.

After many years of outsized and nearly continuous market value gains in both stocks and bonds, capped by five consecutive calendar years of 20%-plus stock market returns, U.S. investors may now have entered a much more normal period by historical standards. What exactly is "historically normal?" According to the statisticians at Ibbotson Associates:

o Since the mid-1920's, the U.S. stock market has been in a downtrend of some length approximately one-third of the time.

o Over most of our nation's nearly 225-year history, interest rates have been in a rising trend (making bond prices decline) approximately one-half of the time.

Ominous as this sounds, keep in mind that over these same historical periods, U.S. stocks and bonds provided patient investors with long-term returns significantly in excess of inflation rates, and did so while providing greater safety and liquidity than any other practical investment alternative.

As MEMBERS Mutual Funds' fiscal year began last November 1, market action was much like that of the year just ended. Bonds were gradually declining in price as the Federal Reserve continued to ratchet up interest rates in its inflation pre-emptive quest to slow the rate of economic growth. Stocks, however, were in a world of their own as technology stocks led the markets ever higher. Dot-com mania was spreading rapidly. And, Jeff Bezos, CEO of Amazon.com, was named Time magazine's Person of the Year in December. But, as often happens, this crowning moment proved to mark the beginning of the end of not only Amazon.com's ascension, but also of the broad investing public's inflated expectations for the Dot-com phenomenon. And between December, 1999, and March of 2000, nearly every Internet-related company's stock peaked and entered a free-fall that would ultimately mirror if not exceed their initial upside moves.

Although the sudden occurrence of these price declines caught many by surprise, it was not entirely unexpected. MEMBERS Capital Advisors (f/k/a CIMCO Inc.) had largely avoided the Dot-com "story stocks" due to their almost universal lack of a comprehendible business model that included an eventual path to profitability. Our 2000 Economic and Market Outlook called for the deflation of the Internet stock bubble sometime in 2000, and our portfolios were positioned accordingly. As a result, the period from the early-2000 market peaks to the subsequent lows provided a vivid example of the risk-moderating capability of the MEMBERS stock and diversified funds.

The following chart shows this "peak to trough" performance. It shows the percentage returns for the period from each fund's individual early-2000 peak to the nearly universal May 23 market low, along with the percentage price change in several popular market indexes from their individual peaks to their May 23 lows.

GRAPHIC: At this place there is a bar chart showing the following percent returns or price changes on the dates listed.

Fund                      Date of Peak        Percent Return or Price Change*

Balanced                  03/23/00             -5.13
Growth & Income           04/07/00             -5.16
Capital Appreciation      03/24/00             -9.08
S&P 500*                  01/14/00            -10.05
DJIA*                     03/24/00            -11.10
Russell 2000*             03/09/00            -23.94
NASDAQ*                   03/10/00            -37.32

*Index numbers are price change only. Fund numbers are total returns, which include dividends.

After these May lows, stocks generally recovered through August, but then headed down again and were making new lows as the Funds' fiscal year came to a close on October 31. High quality bonds were mostly stable to up in price, but high-yield bond markets have been selling off in reaction to escalating credit problems in areas previously thought to be sound. For the year as a whole, it was very much a case of a strong start, followed by increasing volatility and market weakness. However, as you will see on the following Fund Performance Review pages, the "core" MEMBERS Mutual Funds cited above continued to perform extremely well in this very difficult market, and the other domestic funds performed generally in line with their representative markets.

Our stock and bond markets will face continuing challenges in the months ahead. Although the U.S. economy will almost certainly continue to grow, and the profits of U.S. corporations overall will most likely rise further, the rate of economic growth is moderating, along with corporate profit margins. Our developing political stalemate could further dampen the mood of consumers, business management and investors, and could also begin to impact negatively the international standing of the U.S. Foreign investment into U.S. bond and stock markets has been sizable and growing the last several years, and has been huge in recent months as more and more people worldwide recognized the strength and momentum of our economy and currency. If this factor wanes in the months ahead, our investment markets will be further tested.

In this challenging environment, it is always difficult for investors to continue their long-term, periodic investment accumulation programs. It is just such an environment, of course, that offers the best prospects of "buying low." But, many investors find they are more influenced by negative commentary from the financial media than by the reduced prices of potential new investments. For this reason, it is especially important in such times of market weakness and increased volatility to maintain at least the core of your portfolio in investments with a record of successfully weathering such financial storms, and to focus even more on such investments for new purchases.

We appreciate your confidence in MEMBERS Funds, and remain committed to your ultimate investment success.

Sincerely,

/s/ Lawrence R. Halverson
Lawrence R. Halverson, CFA
President

                             Fund Performance Review

                                MEMBERS Bond Fund

To use an old cliche, "when all the smoke cleared," there was not much change in interest rates from the November 1, 1999 beginning to the October 31, 2000 end of the Bond Fund's just-completed fiscal year. In fact, if you were fortunate enough to have slept through the entire year and just awoke, you would probably not believe that the Federal Reserve Board (the Fed) had actually raised rates on six occasions since mid-1999. Nor would you believe that the two-year U.S. Treasury Note, "still" at 5.85%, had hit 6.90% during the year, or that the bellwether thirty year U.S. Treasury, currently at 5.75%, had reached a yield level of 6.75%. Needless to say, rates didn't travel too far, but the ride was extremely bumpy.

How can the Fed raise interest rates and yields on treasury securities change so very little? That can be answered in two words: "budget surplus." In January of 2000, the Treasury Department announced its intention to use the surplus to periodically purchase outstanding treasury bonds in the open market, focusing their initial efforts on the longer maturities. This announcement came as the market was pricing in an expected series of rate hikes by the Fed. This caused the many bond dealers who had "shorted" treasury notes (sold notes they had borrowed in hopes of buying them back cheaper after the fed hiked rates) to scramble to cover their short positions. This move, coupled with the Fed "buy backs," created an inversion in the slope of the yield curve (meaning longer-term interest rates became lower than short rates). This event resulted in a large difference in total return performance between short-term bonds and long-term bonds. Longer maturity treasury bonds (10- to 30-year) returned over 2.5% more than short-term (1-3 year) maturities.

The corporate bond market on the other hand did not benefit from the efforts of the Treasury Department. Rising corporate issuance and a perceived slowdown in economic activity actually caused corporate bonds to decline in price (increase in yield) from their levels at the beginning of the fiscal year. As a result, the return realized by any one bond fund was highly dependent on the fund's specific sector and maturity concentrations.

This also was the year of the "fallen angels" - companies that had been among the darlings of the investment community, but experienced an unexpected event that caused their bonds to fall suddenly in market price. Examples include companies like Rite Aid and Service Corp. International which reported accounting irregularities, and Owens Corning which filed for reorganization due to asbestos claims arising from products they made and sold during the 1970's. The list of companies in this category is large and growing, causing the yield spread on corporate bonds versus U.S. Treasuries to expand to historically wide levels to compensate investors for the ever growing risks.

MEMBERS Bond Fund has always been structured to minimize credit risk by maintaining an average credit rating of "AA." We also keep a very low percentage of lower quality, high yield bonds in the fund, knowing that if exposure to high yield is desired, our shareholders can always invest in MEMBERS High Income Fund. Even with our high average credit rating, however, we were unable to walk through this year's credit quality minefields without suffering a few injuries. We had a position in Owens Corning that we acquired earlier in 2000. This was a company that finished 1999 with strong earnings momentum and generated large levels of cash flow. The two major credit rating services had the bonds rated investment grade with a stable outlook. Not one Wall Street analyst saw the rising asbestos claims issue until the company's earnings warning in June, 2000. After the news, in the resulting selling frenzy, the bonds fell quickly from a price of $88 per $100 par to $27. As of September 30, 2000, we had liquidated our entire holding, costing the fund approximately 1% in performance for the year. We also had a small position in Saks Fifth Avenue, which like all department store retailers has been under pressure. It too has been sold.

The good news, however, is that the basic structure of the fund and our management strategy allowed MEMBERS Bond Fund to end the year with a positive return of 4.89% (on Class A Shares at net asset value). With the Fund's strong finish in 1999, it still remains in Morningstar's top quartile among similar funds for the two years ended October 31, 2000.

For the rest of 2000 and 2001, there are new dark clouds of uncertainty forming. Is the economy heading for a soft or a hard landing? With the developing gridlock, what is Washington going to accomplish? Is the volatility in stocks and corporate bonds trying to tell us something? Will the Fed begin to ease interest rates? The list continues, with many possible scenarios emerging.

Our stance is to not bet on any one possible outcome. The Fund is positioned for an environment of uncertainty. More than 60% of the current holdings are backed by the full faith and credit of the U.S. Government. Approximately 40% of the portfolio is in mortgage-backed securities, the majority of which are U.S. Government-backed GNMA's. Corporate bonds have been reduced to about a 30% weighting, and a majority of them are rated "A" or higher. We expect to maintain this structure until some of these clouds of uncertainty dissipate. This should allow the fund to continue to meet its priority objective of adding stability, along with a moderate yield, to a diversified portfolio of funds.


MEMBERS Capital Advisors Fixed Income Portfolio
      Management Team -- Advisor

                             Fund Performance Review

                            Bond Fund Diversification
                       of Investments Among Market Sectors

GRAPHIC: Pie chart showing Bond Fund Diversification of Investments Among Market Sectors as follows: U.S. Government and Agency Obligations 63%, Corporate Notes and Bonds 33%, Cash & Other Assets 4%.

                        Bond Fund Cumulative Performance
                           Of $10,000 Since Inception

GRAPHIC: Line chart showing Bond Fund Cumulative Performance of $10,000 Since Inception for the following:

                                   12/29/97       04/30/98      10/31/98      04/30/99      10/31/99       04/30/00       10/31/00
Class A Shares                     $ 9,570       $ 9,698        $10,151       $10,225       $10,315        $10,422        $10,818
Class B Shares                      10,000         9,667         10,085        10,195        10,235         10,372         10,721
Lehman Brothers Intermediate
 Government/Corporate Bond Index    10,000        10,226         10,820        10,650        10,927         11,042         11,631

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Lehman index return does not reflect expenses or sales charges.

                 MEMBERS Bond Fund Average Annual Total Return

                                                              % Return Without Sales Charge         % Return After Sales Charge***
                                                              12 Months Ended  Since Inception    12 Months Ended   Since Inception
                                                                 10/31/00       to 10/31/00+          10/31/00        to 10/31/00+
Class A Shares*                                                     4.89%            4.41%               0.38%             2.80%
Class B Shares**                                                    4.10             3.65               -0.40              2.48
Lipper Intermediate Investment Grade Bond Fund Index                6.33             4.74                 --                 --
Lehman Brothers Intermediate Government/Corporate Bond Index        6.44             5.47                 --                 --

*    Maximum Sales Charge is 4.3% for A Shares.

**   Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

*** Assuming Maximum Sales Charge +Funds commenced operations on December 29, 1997.

                            Fund Performance Review

                              MEMBERS Balanced Fund

The U.S. stock market swung wildly during the year ended October 31, 2000, up strongly through January then falling sharply during most of the March-through-May time-span. Since May, the market has remained in a volatile trading range, but most indexes managed to post at least modest overall advances for the year. The large-capitalization, growth stock-dominated Standard & Poor's 500 returned 6.09% for this twelve-month period, but for the first time in a long while was overshadowed by the performance of smaller stocks. S&P's MidCap 400 index was up 31.65% while the SmallCap 600 advanced 25.26% as market leadership shifted from large company stocks and technology to long-neglected mid- and small-cap areas like utilities, financial services and energy stocks.

The U.S. bond market was relatively well behaved during this period, but did see significant divergence of performance among its various issuer and maturity segments. The short end of the market as represented by three-month U.S. Treasury bills began the fiscal year yielding 5.10%. Due to continuing increases in short-term interest rates as the Federal Reserve attempted to moderate the rate of economic growth, these Treasury bill yields had risen 130 basis points to nearly 6.40% by October 31, 2000. At the same time, bond investors saw the Treasury applying some of the burgeoning fiscal surplus to the retirement of longer-term U.S. Treasury debt. As a result, the thirty-year U.S. Treasury bond, after starting the fiscal year at 6.20% and hitting its high for the period of 6.75% in mid-January, declined in yield to 5.75% at October 31, producing an "inverted" yield curve where short-term interest rates are higher than long-term rates. Corporate bonds did not follow these Treasury bond trends, however, resulting in little change in yields from the beginning of the period to the end. As a result, most bond market indexes provided positive returns for the twelve months ended October 31. Accumulating concerns about our slowing economy and its effect on certain economic sectors, however, led to an increase in yields on lower-rated bonds, producing negative total returns for high yield bond indexes.

In this very mixed environment, MEMBERS Balanced Fund benefited from its broad diversification, concentration in high quality securities and favorable security selection. This allowed it to provide a total return for the year ended October 31, 2000 of 8.67% (on Class A shares at net asset value). This return exceeded the 6.45% return of a representative market index (a blending of 45% S&P 500 Index, 40% Lehman Brothers Intermediate Government/Credit Bond Index and 15% 90-Day U.S. Treasury Bills), as well as the 7.88% return of the Lipper Balanced Fund Index.

The stocks and bonds owned in MEMBERS Balanced Fund are largely the same as the securities comprising MEMBERS Capital Appreciation, Growth and Income and Bond Funds, with the current mix being approximately 55% common stocks, 40% bonds and 5% money market instruments. Please see the Fund Performance Reviews of those funds elsewhere in this report for a more complete description of the Balanced Fund's portfolio positioning and results.

Although the slowing rate of growth of the U. S economy is welcomed by the Federal Reserve Board whose chairman expects growth to level off at a positive and sustainable level, the slowing economy and increasing earnings shortfalls at many companies are causing concerns for investors. We believe, however, that the longer-term prospects for the U.S. economy and corporate profits remain bright. Furthermore, there remain many individual stocks and bonds of worthy issuers that are selling at attractive valuation levels. We believe that a well-diversified portfolio of these securities like MEMBERS Balanced Fund can provide patient, prudent investors with very good prospects for attractive long-term returns with modest levels of risk.


MEMBERS Capital Advisors' Stock and Bond Portfolio
   Management Teams -- Advisor

                             Fund Performance Review


                          Balanced Fund Diversification
                       of Investments Among Market Sectors

GRAPHIC: Pie chart showing Balanced Fund Diversification of Investments Among Market Sectors as follows: Common Stocks 55%, U.S. Government Obligations 28%, Corporate Notes & Bonds 12%, Cash and other Assets 5%.

                      Balanced Fund Cumulative Performance
                           Of $10,000 Since Inception

GRAPHIC: Line chart showing Balanced Fund Cumulative Performance of $10,000 Since Inception for the following:

                                  12/29/97       04/30/98      10/31/98      04/30/99      10/31/99         04/30/00       10/31/00
Class A Shares                    $ 9,470       $10,330        $10,315       $11,315       $12,017          $12,712        $12,955
Class B Shares                     10,000        10,432         10,374        11,420        11,922           12,852         13,053
Blended Synthetic Index            10,000        10,872         11,196        11,707        11,912           12,724         13,383

(45% S&P 500 Index return, 40% Lehman Brothers Intermediate Government/Corporate
Bond Index return, 15% 90-Day Treasury Bill return)]

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.
Additionally, the Blended index return does not reflect expenses or sales charges.

                MEMBERS Balanced Fund Average Annual Total Return

                                                              % Return Without Sales Charge         % Return After Sales Charge***
                                                              12 Months Ended  Since Inception    12 Months Ended   Since Inception
                                                                 10/31/00       to 10/31/00+          10/31/00        to 10/31/00+
Class A Shares*                                                     8.67%            11.66%              2.91%             9.54%
Class B Shares**                                                    7.93             10.86               3.43              9.83
Lipper Balanced Fund Index                                          7.88             10.14                --                 --
Blended Synthetic Index                                             6.45             10.81                --                 --

*    Maximum Sales Charge is 5.3% for A Shares.

**   Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

***  Assuming Maximum Sales Charge

+    Funds commenced operations on December 29, 1997.

                             Fund Performance Review

                            MEMBERS High Income Fund

High yield markets fell under significant pressure during the one-year period ended October 31, 2000 in response to evidence of a slowing U.S. economy and increasing credit concerns. The percentage of the overall high-yield market trading at distressed levels reached very high levels relative to historical averages during the summer months. Liquidity was particularly troublesome during much of the year, leading to some mutual funds struggling to raise cash to meet redemptions. Given the significant volatility in the equity market and uncertainty about inflation and the economy, investors have been reluctant to move money into riskier segments of the bond market.

Recently, however, signs began to appear that this trend may be changing as money started to flow back into the high-yield market. High-yield bonds posted modest recoveries as the interest rate environment improved and investors were drawn to extremely attractive yields relative to other sectors of the bond market. The MEMBERS High Income Fund posted a return for the period of -0.81% (on Class A Shares at net asset value). Although negative returns are never welcome, this slight loss for the period compares very well to the -1.61% return of the Lehman Brothers High Yield Index, and the -3.20% return recorded by the Lipper High Yield Bond Index.

The Fund benefited from favorable security selection across a wide range of industries, including energy refiners, telecommunications service providers and equipment manufacturers, cable television companies, radio operators and industrial manufacturers. In addition to favorable security selection, the Fund's performance continued to benefit from successful avoidance of credit problems and bankruptcies that hurt a variety of industries. In recent months, many telecommunications and media securities experienced a dramatic sell-off in tandem with the equity market. However, the Fund's holdings in these sectors, as well as holdings in industries such as gaming, lodging and industrial manufacturing, held up quite well. We maintained our significant exposure to telecommunications and media bonds because we continued to see exceptional growth outlooks, strong cash flows and above-average potential for credit-rating upgrades.

We believe the outlook for the high-yield sector continues to improve after an extended period of weakness relative to other fixed income sectors. Also, yield spreads - the yield differences between non-investment-grade debt and U.S. Treasuries with the same maturities - have widened significantly during the past year, making yields on high-yield bonds very attractive relative to Treasury securities. In addition, we believe the economy will remain healthy and corporate earnings will remain strong, which should bode well for high-yield bond prices because, historically, the high-yield market has closely tracked corporate earnings growth.

With this outlook, investors seeking high current income and able to take the attendant investment risk should be well served in the years ahead by exposure to the high-yield bond market. MEMBERS High Income Fund will continue to be managed to provide that exposure in an effective and productive manner.


MEMBERS Capital Advisors' Fixed Income Portfolio
      Management Team -- Advisor
Massachusetts Financial Services -- Subadvisor

                             Fund Performance Review

                        High Income Fund Diversification
                       Of Investments Among Market Sectors

Graphic: Pie chart showing High Income Fund Diversification of Investments Among Market Sectors as follows: Telecommunications 22%, Communications 13%, Cash and Other Assets 11%, Recreation 9%, Technology 6%, Energy 5%, Finance 4%, and Other Sectors 30%.

                     High Income Fund Cumulative Performance
                           Of $10,000 Since Inception

Graphic: Line chart showing High Income Fund Cumulative Performance of $10,000 Since Inception for the following:

                                 12/29/97       04/30/98       10/31/98       04/30/99       10/31/99       04/30/00       10/31/00
Class A Shares                   $ 9,570       $ 9,844         $9,016        $10,116        $ 9,890         $10,133        $ 9,809
Class B Shares                    10,000         9,799          8,962         10,091          9,805          10,114          9,698
Lehman Brothers High Yield
 Bond Index                       10,000        10,398          9,790         10,444         10,215          10,223         10,050

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Lehman index return does not reflect expenses or sales charges.

              MEMBERS High Income Fund Average Annual Total Return

                                                              % Return Without Sales Charge         % Return After Sales Charge***
                                                              12 Months Ended  Since Inception    12 Months Ended   Since Inception
                                                                 10/31/00       to 10/31/00+          10/31/00        to 10/31/00+
Class A Shares*                                                     -0.81%            0.87%              -5.09%            -0.68%
Class B Shares**                                                    -1.54             0.17               -5.97             -1.07
Lipper High Yield Bond Index                                        -3.20            -0.49                 --                 --
Lehman Brothers High Yield Bond Index                               -1.61             0.18                 --                 --

*    Maximum Sales Charge is 4.3% for A Shares.

**   Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

*** Assuming Maximum Sales Charge +Funds commenced operations on December 29, 1997.

                            Fund Performance Review

                         MEMBERS Growth and Income Fund

The U.S. stock market advanced during the year ended October 31, 2000, though the ride was far from smooth. Many market indexes rose dramatically early in the fiscal year, only to have those gains erased during the March-through-May time-span. Since May, the market has remained in a volatile trading range. This has resulted in an overall gain of 6.09% for the Standard & Poor's 500 during this twelve-month period.

The combination of higher energy prices, a strong dollar, and the lagged effects of Fed tightening have all hastened a slowdown in economic activity. Many "new economy" stocks in the technology, media, and telecommunications sectors also saw a moderation in their growth. At one time, many investors believed that the secular prospects for these companies would make them immune from the effects of an economic slowdown; this has not been the case. As a result, many of the stocks within these sectors have been particularly volatile as their lofty P/E multiples have contracted well in excess of the downward adjustment in profit expectations. This revaluation has resulted in significant share price declines for many so-called "new era" stocks, particularly those in the Internet space, and has caused the technology-heavy NASDAQ Composite Index to lose one-third of its value from its March 10th peak through the end of October.

The MEMBERS Growth and Income Fund returned 6.90% (on Class A Shares at net asset value) during the twelve months ended October 31, 2000, exceeding the S&P 500 return over this period. Fund results also exceeded the return of the Lipper Large-Cap Value Index, which returned 5.92%. As we have noted in the past, the S&P 500 return in recent years has been heavily influenced by a very small group of large-capitalization growth stocks. Since mid-March, we have begun to see a broadening of this performance to include many more stocks. In addition, the valuation levels of the small group of stocks that had been leading the averages higher have begun to converge with the rest of the market. These factors have brought about a more favorable investment environment for value-oriented funds, which have begun to outperform the S&P 500. While the Lipper Large-Cap Value Index lagged the S&P 500 during the twelve-month period, it has outperformed during the most recent one-, three-, and six-month periods.

Fund results during the fiscal year benefited from strong relative performance in the technology and consumer staples sectors. Technology sector results continued to benefit from strong performance by EMC Corporation stock, the Fund's largest holding. Shares of EMC, a leader in the enterprise storage market, led the sector by advancing 144% during the past twelve months. Shares of Harris, Hewlett-Packard and Compaq Computer also contributed to the sector's positive relative performance. The consumer staples sector benefited most notably from strong performance in Nabisco Holdings, which agreed to be acquired by Philip Morris in an all-cash transaction. Other strong contributors included PepsiCo and CVS Corporation.

Fund results were negatively impacted by poor relative performance in the communication services sector, which went from being one of the best performing sectors last year to the worst-performing sector this fiscal year. Holdings such as Sprint, WorldCom, and AT&T all lagged during the period. Other sectors within the Fund that did not keep pace with their corresponding S&P sector returns include the basic materials and healthcare sectors. Georgia-Pacific under-performed as paper and other commodity-related stocks were under pressure. In the healthcare sector, Bristol-Myers Squibb declined after announcing an unanticipated delay for a significant new drug.

At present, we are over-weighted in the consumer staples and energy sectors as we are seeing stocks in these areas that continue to offer attractive return potential. Conversely, we are under-weighted in the consumer cyclical and finance sectors, believing that many of the component stocks within those sectors are fairly valued at this time. All other sector weights approximate those of the market. Our sector weights reflect the types of stocks we are finding that appear most attractive; we do not attempt to make general judgments about the relative investment prospects of various broad economic sectors. We do, however, ensure that our portfolios remain diversified across economic sectors.

Despite near-term cyclical concerns, the secular prospects for the U.S. economy and corporate profits remain bright. Furthermore, while the capitalization-weighted P/E for the S&P 500 appears high, there remain many individual stocks that are selling at attractive valuation levels. We believe that a well-diversified portfolio of these stocks offers attractive return potential and the likelihood of greater stability. While our objective is to lessen the impact of volatility, it can never be completely eliminated. These fluctuations, no matter how severe, must be endured in order to reap the long-term rewards of investing.

MEMBERS Capital Advisors' Stock Portfolio Management
  Team -- Advisor

                             Fund Performance Review

                     Growth and Income Fund Diversification
                       of Investments Among Market Sectors

Graphic: Pie chart showing Growth and Income Fund Diversification of Investments Among Market Sectors as follows: Technology 27%, Consumer Staples 16%, Finance 12%, Healthcare 11%, Capital Goods 8%, Energy 7%, Communication Services 6%, Cash and Other Assets 4%, Other Sectors 9%.

                  Growth and Income Fund Cumulative Performance
                           of $10,000 Since Inception

Graphic: line chart showing Growth and Income Fund Cumulative Performance of $10,000 Since Inception for the following:

                                12/29/97       04/30/98       10/31/98       04/30/99       10/31/99        04/30/00       10/31/00
Class A Shares                  $ 9,470       $10,979         $10,376        $12,153        $12,694         $13,719        $13,570
Class B Shares                   10,000        11,113          10,447         12,287         12,821          13,893         13,682
S&P 500 Index                    10,000        11,717          11,670         13,057         14,667          15,725         15,560

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P index return does not reflect expenses or sales charges.

           Members Growth and Income Fund Average Annual Total Return

                                                              % Return Without Sales Charge         % Return After Sales Charge***
                                                              12 Months Ended  Since Inception    12 Months Ended   Since Inception
                                                                 10/31/00       to 10/31/00+          10/31/00        to 10/31/00+
Class A Shares*                                                     6.90%            13.50%              1.23%             11.34%
Class B Shares**                                                    6.13             12.66               1.63              11.66
Lipper Large-Cap Value Index                                        5.92             11.58               --                --
S&P 500 Index                                                       6.09             16.86               --                --

*    Maximum Sales Charge is 5.3% for A Shares.

**   Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

***  Assuming Maximum Sales Charge

+    Funds commenced operations on December 29, 1997.

                             Fund Performance Review

                        MEMBERS Capital Appreciation Fund

During the past twelve months, the moderate overall stock market returns masked great turmoil occurring beneath the surface. This turmoil reflected investors' confusion about the continued low inflation and surprising profit growth in the face of historically high oil prices, Fed-induced interest rate increases and the strong dollar. The Internet bubble burst in March as the sector peaked and has been in a devastating free fall ever since as cash strapped companies with questionable business plans found that the cash well had run dry. High oil prices and weak foreign currencies have raised concerns of a global economic slowdown, resulting in decreases in capital spending. Investors began to turn away from the large capitalization stocks that had driven the market's advance over the past several years in favor of more reasonably valued mid-capitalization stocks. While the Fed's attempt to engineer a "soft landing" continues, investors are struggling to reset expectations for a slower growth environment. This process prevented the market from establishing any firm leadership and led to its modest returns for this twelve-month period.

The broad Standard and Poor's 1500 Super Composite Index returned 8.16% during this period. The large capitalization S&P 500 returned 6.09%, lagging the stellar 31.65% return for the S&P 400 Midcap Index and the impressive 16.11% return posted by the Russell 2000 Small Cap Index.

The Capital Appreciation Fund, with its mid- to large-capitalization orientation, returned a very strong 20.12% (on Class A Shares at net asset value) for the twelve months ended October 31, 2000. This compares very well with the representative market indexes cited above, and significantly exceeds representative peer group averages like Lipper's Multi-Cap Core Index which returned 14.64% during the period.

Performance during this fiscal year was driven by out-performance relative to the market in the technology, communication services and healthcare sectors. Strong performers in the Fund during the period included Peoplesoft, EMC, Seagate Technology, Ace Limited, Elan ADS, and Alza. The Fund's performance was dampened by under-performance in the capital goods and utilities sectors. The Fund's sector representations reflect our "bottom up" analysis of the fundamental strengths of each individual stock. This approach can lead to the over or under-weighting of certain sectors as we await the market's validation of our perceptions of their relative attractiveness. For instance, our under-weighted position in the capital goods sector during this reporting period offset some of the effects of the sector's return under-performance.

The Fund enters its new fiscal year modestly over-weighted in the consumer cyclical, energy and basic material sectors. The Fund is under-weighted in the consumer staples, healthcare and capital goods sectors. Although sector weightings may deviate from the representative index's weightings, the Fund remains well diversified at all times.

As the slowdown in the rate of economic growth continues to unfold, uncertainty and volatility will likely continue to stalk the markets. This is the first period of broad reductions in investors' expectations for economic growth in the past several years, and investors continue to rotate out of growth stocks and into more reasonably valued names. Concerns related to slowing profit growth in technology and communications have begun to turn into reality and the market is now resetting growth and profitability assumptions for a slower but probably more sustainable economic growth environment. World economies remain a question mark, but the U.S. remains well positioned with modest inflation, low unemployment and a sustainable growth rate.

Valuation remains an area of concern, reflecting the uncertainty of future earnings growth rates throughout our economy. These concerns are causing volatility to remain at high levels. This high volatility has the potential to cause investors to deviate from their long-term investment accumulation disciplines. We continue to believe that long term investors will be rewarded by accumulating a diversified portfolio of good quality, reasonably priced securities like those we seek to provide in MEMBERS Capital Appreciation Fund.


MEMBERS Capital Advisors' Stock Portfolio Management
      Team -- Advisor

                             Fund Performance Review

                    Capital Appreciation Fund Diversification
                       of Investments Among Market Sectors

Graphic: Pie chart showing Capital Appreciation Fund Diversification of Investments Among Market Sectors as follows: Technology 28%, Finance 14%, Consumer Cyclicals 9%, Healthcare 9%, Capital Goods 8%, Consumer Staples 8%, Communication Services 7%, Energy 7%, Cash and Other Assets 4%, Other Sectors 6%.

                Capital Appreciation Fund Cumulative Performance
                           of $10,000 Since Inception

Graphic: line chart showing Capital Appreciation Fund Cumulative Performance of $10,000 Since Inception for the following:

                               12/29/97       04/30/98       10/31/98       04/30/99       10/31/99         04/30/00       10/31/00
Class A Shares                 $ 9,470       $11,109         $10,465        $11,904        $13,007          $14,654        $15,623
Class B Shares                  10,000        11,261          10,541         12,034         13,153           14,870         15,812
S&P 400 Midcap Index            10,000        11,717          10,381         11,705         12,562           15,481         15,446

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P index return does not reflect expenses or sales charges.


          MEMBERS Capital Appreciation Fund Average Annual Total Return

                                                              % Return Without Sales Charge         % Return After Sales Charge***
                                                              12 Months Ended  Since Inception    12 Months Ended   Since Inception
                                                                 10/31/00       to 10/31/00+          10/31/00        to 10/31/00+
Class A Shares*                                                     20.12%           19.27%              13.73%            17.00%
Class B Shares**                                                    19.25            18.41               14.75             17.50
Lipper Multi-Cap Core Index                                         14.64            15.74                 --                 --
S&P1500 Super Composite Index                                        8.16            16.55                 --                 --

*    Maximum Sales Charge is 5.3% for A Shares.

**   Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

***  Assuming Maximum Sales Charge

+    Funds commenced operations on December 29, 1997.

                             Fund Performance Review

                          MEMBERS Emerging Growth Fund

Stock market activity during the fiscal year ended October 31, 2000 was radically different from recent years. Beginning mid-1999, low unemployment rates and rising wages caused concerns among investors that the economy may be growing too rapidly. The Federal Reserve Board began what became over the ensuing year a series of six hikes in short-term interest rates in an effort to slow economic growth to what it believes is a more sustainable level. Higher energy prices generated by a supply/demand imbalance contributed to inflationary concerns. As a result, stocks provided less-than-exciting returns with more-than-exciting levels of volatility.

Technology stocks were particularly impacted by a sudden market reassessment of future growth prospects for most newcomers and many leaders in the sector. The "Internet bubble" deflated with great public rancor as many of the same Dot-coms that were last year's darlings on Wall Street became this year's dogs on Main Street. Many viable technology companies saw their stocks prices fall in sympathy with the declines in Dot-com land, even though their prospects for long-term success were still quite bright relative to their upstart counterparts. Previously high valuations among many of the technology elites contributed to a significant decline in the NASDAQ Composite index. At one point during the period, this technology-heavy index declined more than 37% from its peak achieved on March 10, 2000.

The MEMBERS Emerging Growth Fund's heavy emphasis on technology stocks made it vulnerable to the aforementioned sell-off. During the period from its February 29, 2000 inception through October 31, 2000, the Fund (on Class A Shares at net asset value) posted a return of -21.30% versus -28.18% for the NASDAQ Composite index. The more diversified S&P 500 returned 5.31%, owing its out-performance relative to the NASDAQ Composite to its significantly lower concentration in technology stocks.

We continue to find great companies among technology stocks, though leadership in that sector has narrowed significantly. Corporate America appears to be under tremendous pressure to quickly become more efficient by using the Internet and business-to-business (B2B) applications. Rather than trusting smaller B2B technology companies, Fortune 500 corporations are turning to those service providers with proven products, large market shares and well-established customer bases for their B2B solutions.

We also find some intriguing opportunities in the financial services sector, particularly among the investment banks that have benefited from a wave of global merger and acquisition activity. In addition, more favorable pricing among the property and casualty insurance companies brings the prospect for better-than-expected (by Wall Street) earnings and stronger performance.

We are still investing in the best long-term growth stories that we've been able to identify, but in much more diverse markets. We believe that many companies enabling B2B commerce will be long-term winners, given estimates that B2B commerce could go from $400 billion today to approximately $7 trillion over the next four years. We have significantly increased our weightings in financial services reflecting a potentially favorable future interest rate environment. And, we believe continued consolidation in the sector will also present opportunities for investors. Finally, although we have scaled back our communication services holdings following major earnings disappointments, we still believe in the long-term potential for telecommunications equipment companies. Overall, we have positioned the portfolio rather aggressively, focusing more on growth stocks as opposed to some of the more defensive stocks we owned at mid-year. We maintain our long-term belief that stock prices will follow earnings growth and cash flow. Although we want to own the current leaders that are showing strong and accelerating growth, the real focus of MEMBERS Emerging Growth Fund is on owning the next-generation leaders.

MEMBERS Capital Advisors' Stock Portfolio Management
      Team -- Advisor
Massachusetts Financial Services Company-- Subadvisor

                             Fund Performance Review

                      Emerging Growth Fund Diversification
                       of Investments Among Market Sectors


Graphic: Pie chart showing Emerging Growth Fund Diversification of Investments Among Market Sectors as follows: Technology 36%, Healthcare 16%, Financial Services 15%, Cash and Other Assets 9%, Utilities 6%, Telecommunications 5%, Capital Goods 5%, Other Sectors 8%.


                   Emerging Growth Fund Cumulative Performance
                           of $10,000 Since Inception

Graphic: Line chart showing Emerging Growth Fund Cumulative Performance of $10,000 Since Inception for the following:

                                   02/29/00       04/30/00       10/31/00
Class A Shares                     $ 9,470       $ 8,125         $ 7,453
Class B Shares                      10,000         8,194           7,478
S&P 500 Index                       10,000        10,648          10,531
Russell 2000 Index                  10,000         8,779           8,682


This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P and Russell index returns do not reflect expenses or sales charges.

            MEMBERS Emerging Growth Fund Average Annual Total Return

                                                                % Return Without Sales Charge       % Return After Sales Charge***
                                                                       Since Inception                      Since Inception
                                                                        to 10/31/00+                         to 10/31/00+
Class A Shares*                                                           -21.30%                              -25.47%
Class B Shares**                                                          -21.70                               -25.22
Lipper Large-Cap Growth Index                                              -7.61                                   --
S&P500 Index                                                                5.31                                   --
Russell 2000 Index                                                        -13.18                                   --

*    Maximum Sales Charge is 5.3% for A Shares.

**   Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

***  Assuming Maximum Sales Charge

+    Funds  commenced   operations  on  February  29,  2000.   Returns  are  not
     annualized.

                             Fund Performance Review

                        MEMBERS International Stock Fund

International stocks struggled through most of the year ended October 31, 2000 under the weight of multiple pressures. Global capital flows have been heavily skewed toward U.S. capital markets reflecting the extended period of preeminence by the domestic economy. That created a significant demand for the U.S. dollar, and an opposing sell-off in many foreign currencies. This, and the U.S. economy's ability to maintain historically high levels of growth while keeping inflation in check, have been the main drivers for the dollar's continued strength.

Contributing to the relative strength in the U.S. dollar was a significant rise in the price of oil which trades in international markets via the U.S. dollar. In contrast, European economies continued to vacillate between fostering growth and fighting inflation as price increases doggedly accompanied any pick up in growth. This currency imbalance magnified the spread between international stock returns in local currency terms versus U.S. dollar terms. For example, the Morgan Stanley Europe, Australasia and Far East (EAFE) stock index posted a 12-month return of 11.98% in local currency terms, but a -2.64% return - a loss
- in U.S. dollar terms.

The MEMBERS International Stock Fund is composed primarily of EAFE-type large-capitalization stocks domiciled in developed countries. To gain diversification and to seek the higher historical returns provided by smaller companies and emerging market companies, a smaller portion of its portfolio is invested in these typically more volatile categories. This exposure hurt returns during the Fund's year ended October 31 as the Morgan Stanley EAFE Small Cap Index returned -7.86% and the Emerging Markets Free Index -8.74% (both in U.S. dollars). As a result, MEMBERS International Stock Fund posted a return of -9.29% (on Class A Shares at net asset value) versus 3.45% for the Lipper International Stock Fund Index for the one year period ended October 31, 2000.

As the Fund's fiscal year ended, evidence that the world economy is slowing was apparent, and European economies showed increasingly disappointing performance. The seriousness of the slowdown remains to be seen, and will be influenced significantly by whether or not the U.S. achieves the soft landing the Federal Reserve is seeking. Either way, it seems prudent to monitor cyclical exposure so the Fund has given a greater weight to the more defensive stocks. Nevertheless, earnings expectations for most industrial stocks are still more realistic than for many highly priced technology companies. A return to falling interest rates would especially benefit utilities and financial stocks.

Within these areas, the Fund holds those companies expected to be less susceptible to a potential slowdown in capital market activity. In the event of such a slowdown, it is expected that developing-Asia (ex-Japan) would fare particularly poorly. As such, the Fund is maintaining a negligible position in this region. In Japan, it is expected that the ongoing restructuring of some of the major companies would offset some of the negative impact of an economic slowdown. As a result, the Fund is maintaining a market weight in Japan. The UK continues to represent good value in a seemingly expensive world and its weighting remains unchanged.

High volatility and divergent performances characterized the emerging markets during the period. Asian emerging markets remain particularly weak, even after falling nearly 30% for the year ended October 31, while Latin American markets turned in a very respectable 8.17% return. The Fund's emerging market stocks performed essentially in line with the broad emerging markets indexes.

Small cap international companies outperformed the emerging market asset class as the appealing relative valuations of small caps continued to attract investors. During the period, the small cap segment of the Fund also outperformed its benchmark, the Morgan Stanley EAFE Small Cap Index. Stock selection was generally strong during the period, and country selection significantly aided performance due to an underweight position in Japan. Given the weak outlook for the Japanese economy, we remain comfortable with an underweight position in small caps. Consumer sentiment and retail sales continue to decline, and valuations remain high relative to the other regions. Technology stocks within the portfolio performed strongly after a weak second quarter as financially productive companies in the sector were able to shake the overall negative sentiment.

After an extended period of under-performance relative to U.S. markets, it is tempting to abandon the diversification afforded by exposure to international stocks. This is typically the worst time to do so, however, so we encourage investors to stay the course and maintain their targeted component of their long-term investment assets in international securities.


MEMBERS Capital Advisors' Stock Portfolio Management
           Team -- Advisor
IAI International Limited -- Subadvisor
Lazard Asset Management -- Subadvisor

                             Fund Performance Review

                            International Stock Fund
                   Geographical Diversification of Investments

Graphic: Pie chart showing International Stock Fund Diversification of Investments Among Market Sectors as follows: United Kingdom 18%, Japan 18%, Cash and Other Assets 9%, Germany 7%, France 6%, Switzerland 5%, Netherlands 5%, Spain 4%, Other Countries 28%.

                 International Stock Fund Cumulative Performance
                           of $10,000 Since Inception

Graphic: line chart showing International Stock Fund Cumulative Performance of $10,000 Since Inception for the following:

                                 12/29/97       04/30/98       10/31/98       04/30/99       10/31/99       04/30/00       10/31/00
Class A Shares                   $ 9,470       $11,157         $ 9,811        $10,840        $11,479        $11,033        $10,402
Class B Shares                    10,000        11,301           9,840         10,916         11,545         11,103         10,413
Morgan Stanley Capital
 International Europe, Asia
 & Far East Index                 10,000        11,592          11,090         12,035         13,683         14,619         10,410

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the EAFE Index return does not reflect expenses or sales charges.

          MEMBERS International Stock Fund Average Annual Total Return

                                                              % Return Without Sales Charge         % Return After Sales Charge***
                                                              12 Months Ended  Since Inception    12 Months Ended   Since Inception
                                                                 10/31/00       to 10/31/00+          10/31/00        to 10/31/00+
Class A Shares*                                                     -9.29%            3.40%              -14.09%           1.44%
Class B Shares**                                                    -9.92             2.61               -13.97            1.43
Lipper International Stock Fund Index                                3.45            10.86                  --               --
Morgan Stanley Capital International Europe, Asia & Far East Index  -2.64            10.63                  --               --

*    Maximum Sales Charge is 5.3% for A Shares.

**   Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

***  Assuming Maximum Sales Charge

+    Funds commenced operations on December 29, 1997.

                              Family of Investments

CASH RESERVES FUND

Investment Objective
The Cash Reserves Fund seeks high current income from money market instruments consistent with the preservation of capital and liquidity. The Fund intends to maintain a stable net asset value of $1.00 per share.

Portfolio Management
The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

Primary Investment Strategies
The Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multinational organizations such as the World Bank. At least 95% of the Fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the Fund's assets must be invested in securities rated in the two highest categories.

For a listing of the securities held in the portfolio on October 31, 2000, please turn to page 20.


BOND FUND

Investment Objective
The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of risk, primarily through investment in a diversified portfolio of income bearing debt securities.

Portfolio Management
The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

Primary Investment Strategies
To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3 to 6 years) average portfolio duration. Under normal circumstances, the Fund invests at least 80% of its assets in such securities. The Fund may employ active trading and typically invests in the following instruments:

o Corporate Debt Securities
o U.S. Government Debt Securities
o Foreign Government Debt Securities
o Other issuer Debt Securities.

The Fund may also invest in asset-backed and mortgage-backed securities, including securities backed by credit union originated loans, to the extent permitted by law and available in the market.

For a listing of the securities held in the portfolio at October 31, 2000, please turn to page 21.


BALANCED FUND

Investment Objective
The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

Portfolio Management
The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

Primary Investment Strategies
The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The percentage of the Fund's assets invested in equity securities, income bearing securities and money market instruments may vary somewhat depending upon the availability of attractively priced stocks and bonds and anticipated cash needs of the Fund. Generally, however, common stocks will constitute 60% to 40% of the Fund's assets, bonds will constitute 40% to 60% of the Fund's assets and money market instruments may constitute up to 20% of the Fund's assets.

For a listing of the securities held in the portfolio at October 31, 2000, please turn to page 23.

HIGH INCOME FUND

Investment Objective
The High Income Fund seeks high current income by investing primarily in a diversified portfolio of lower-rated, higher-yielding income securities. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

Portfolio Management
MEMBERS Capital Advisors uses one or more subadvisors under a "manager of managers" approach to make investment decisions for this Fund. Massachusetts Financial Services Company (MFS) is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the Fund.

Primary Investment Strategies
The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

For a listing of the securities held in the portfolio at October 31, 2000, please turn to page 26.

GROWTH AND INCOME FUND

Investment Objective
The Growth and Income Fund seeks long-term capital growth with income as a secondary consideration.

Portfolio Management
The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

Primary Investment Strategies
The Growth and Income Fund focuses on stocks of companies with financial and market strengths and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the Fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The Fund will typically invest in securities representing every sector of the S&P 500 in approximately the same weightings such sector has in the S&P 500.

For a listing of the securities held in the portfolio at October 31, 2000, please turn to page 33.


CAPITAL APPRECIATION FUND

Investment Objective
The Capital Appreciation Fund seeks long-term capital appreciation.

Portfolio Management
The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

Primary Investment Strategies
The Capital Appreciation Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The Fund seeks stocks that have a low market price relative to the portfolio managers' expected level and certainty of the issuing company's future earnings. Relative to the Growth and Income Fund, the Capital Appreciation Fund will include some smaller, less developed issuers and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The Fund will diversify its holdings among various industries and among companies within those industries but will often be less diversified than the Growth and Income Fund.

For a listing of the securities held in the portfolio at October 31, 2000, please turn to page 34.


EMERGING GROWTH FUND

Investment Objective
The Emerging Growth Fund seeks long-term capital appreciation.

Portfolio Management
MEMBERS Capital Advisors uses one or more subadvisors under a "manager of managers" approach to make investment decisions for this Fund. Massachusetts Financial Services Company (MFS) is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the Fund.

Primary Investment Strategies
The Emerging Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. The Fund seeks securities of emerging growth companies, which are companies that are either:

o relatively small or early in their life cycle, but have the potential to become much larger enterprises, or
o major enterprises whose rates of earnings growth are anticipated to accelerate because of changes such as new management, new products, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company.

For a listing of the securities held in the portfolio at October 31, 2000, please turn to page 35.


INTERNATIONAL STOCK FUND

Investment Objective
The International Stock Fund seeks long-term growth of capital by investing primarily in foreign equity securities.

Portfolio Management
MEMBERS Capital Advisors uses one or more subadvisors under a "manager of managers" approach to make investment decisions for this fund. Lazard Asset Management is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the Fund.

Primary Investment Strategies
Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign securities are issued by companies organized or whose principal operations are outside the U.S., issued by a foreign government, principally traded outside of the U.S., or quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts, European depository receipts and Global depository receipts.

For a listing of the securities held in the portfolio at October 31, 2000, please turn to page 37.

                  CASH RESERVES FUND-- Portfolio of Investments

                                                                Value
   Par Value                                                   (Note 2)

COMMERCIAL PAPER (A) - 62.40%

             Chemicals - 5.01%
$   400,000  E. I. du Pont de Nemours & Co.
             6.430%, due 11/13/00                          $        399,143

             Communication Services - 16.22% 300,000 AT&T Corp.
             6.490%, due 11/06/00                                   299,730
    300,000  BellSouth Telecommunications, Inc.
             6.450%, due 12/04/00                                   298,226
    300,000  Motorola, Inc.
             6.480%, due 11/02/00                                   299,946
    400,000  SBC Communications, Inc.
             6.520%, due 01/10/01                                   394,929

                                                                  1,292,831
             Consumer Staples - 18.71%
    300,000  Campbell Soup Co.
             6.470%, due 12/06/00                                   298,113
    400,000  Kimberly-Clark Corp.
             6.460%, due 11/29/00                                   397,990
    400,000  Target Corp.
             6.470%, due 12/18/00                                   396,621
    400,000  Wal-Mart Stores, Inc.
             6.460%, due 11/21/00                                   398,565

                                                                  1,491,289
             Finance - 13.70%
    400,000  General Electric Capital Corp.
             6.480%, due 11/01/00                                   400,000
    400,000  Goldman Sachs Group, Inc.
             6.510%, due 01/02/01                                   395,515
    300,000  Merrill Lynch & Co., Inc.
             6.530%, due 01/08/01                                   296,300

                                                                  1,091,815
             Media - 5.01%
    400,000  McGraw-Hill Cos., Inc.
             6.470%, due 11/15/00                                   398,993

             Utilities - 3.75%
    300,000  Madison Gas and Electric Co.
             6.470%, due 11/27/00                                   298,598

             Total Commercial Paper                               4,972,669
             ( Cost $4,972,669 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 32.41%

             Federal National Mortgage Association - 13.64%
    300,000  6.370%, due 12/11/00                                   297,876
    400,000  6.420%, due 01/04/01                                   395,435
    400,000  6.420%, due 01/25/01                                   393,937

                                                                  1,087,248

             Federal Home Loan Bank - 18.77%
    500,000  6.540%, due 11/08/00                                   499,364
    500,000  6.430%, due 12/15/00                                   496,071
    500,000  6.900%, due 08/28/01                                   500,000

                                                                  1,495,435

             Total U.S. Government and Agency Obligations         2,582,683
             ( Cost $2,582,683 )

CERTIFICATE OF DEPOSIT - 3.66%

    292,094  State Street Eurodollar
             6.000%, due 11/01/00                                   292,094

             Total Certificate of Deposit                           292,094
             ( Cost $292,094 )

TOTAL INVESTMENTS - 98.47%                                        7,847,446
( Cost $7,847,446** )
NET OTHER ASSETS AND LIABILITIES - 1.53%                            121,533
TOTAL NET ASSETS - 100.00%                                 $      7,968,979

**   Aggregate cost for Federal tax purposes.
(A)  Rate noted represents annualized yield at time of purchase.

                      BOND FUND-- Portfolio of Investments

                                                                Value
   Par Value                                                   (Note 2)

CORPORATE NOTES AND BONDS - 32.73%

             Capital Goods - 0.85%
$   200,000  TRW, Inc., Senior Note
             8.750%, due 05/15/06                          $        205,076

             Consumer Services - 1.43%
    350,000  Electronic Data Systems Corp.
             7.125%, due 10/15/09                                   347,407

             Energy - 6.11%
    250,000  Coastal Corp., Senior Note
             7.500%, due 08/15/06                                   251,771
    200,000  DPL, Inc., Senior Note
             8.250%, due 03/01/07                                   201,663
    200,000  El Paso Energy Corp., Senior Note
             6.750%, due 05/15/09                                   190,082
    250,000  ENSERCH Corp.
             6.375%, due 02/01/04                                   243,772
    400,000  Wisconsin Electric Power Co., Debenture
             6.625%, due 11/15/06                                   389,890
    200,000  YPF Sociedad Anonima, Yankee (D)
             9.125%, due 02/24/09                                   203,964

                                                                  1,481,142
             Finance - 13.31%
    350,000  American General Corp.
             7.500%, due 08/11/10                                   349,688
    500,000  Barclays Bank PLC,
             Step Coupon 144A (C)(D)
             8.550%, due 09/29/49                                   503,040
    300,000  Boeing Capital Corp.
             7.100%, due 09/27/05                                   300,957
    400,000  Ford Motor Credit Co.
             7.500%, due 03/15/05                                   401,045
    250,000  General Electric Capital Corp., Debenture
             8.750%, due 05/21/07                                   272,736
    350,000  Heller Financial, Inc., Senior Note
             8.000%, due 06/15/05                                   353,401
    300,000  Norwest Financial, Inc.
             7.000%, due 11/01/05                                   297,578
    200,000  Royal & Sun Alliance Insurance Group PLC,
             Subordinated Note, 144A (C)(D)
             8.950%, due 10/15/29                                   194,722
    300,000  UBS Preferred Funding Trust
             8.622%, due 01/02/01                                   303,159
    250,000  Wells Fargo & Co., Senior Note
             7.250%, due 08/24/05                                   251,580

                                                                  3,227,906
             Industrials - 3.96%
    350,000  Avnet, Inc.
             8.200%, due 10/17/03                                   348,925
    180,000  Georgia-Pacific Group, Debenture
             8.625%, due 04/30/25                                   167,821
    150,000  Host Marriott Corp., Series B, Senior Note
             7.875%, due 08/01/08                                   138,000
    300,000  International Paper Co., Senior Note, 144A (C)
             8.125%, due 07/08/05                                   307,048

                                                                    961,794
             Retail - 2.24%
    200,000  Great Atlantic & Pacific Tea Co., Senior Note
             7.700%, due 01/15/04                                   160,672
    395,000  Safeway, Inc., Senior Note
             7.000%, due 09/15/07                                   383,043

                                                                    543,715

             Telecommunications - 3.65%
    250,000  CenturyTel, Inc., Series B, Senior Note
             8.250%, due 05/01/24                                   229,061
    300,000  Koninklijke (Royal) KPN NV,
             Senior Note, 144A (C)(D)
             7.500%, due 10/01/05                                   298,071
    350,000  TCI Communciations, Inc., Senior Note
             8.650%, due 09/15/04                                   359,400

                                                                    886,532

             Transportation - 1.18%
    300,000  AMERCO, Senior Note
             8.800%, due 02/04/05                                   286,625

             Total Corporate Notes and Bonds                      7,940,197
             ( Cost $7,941,192 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 63.45%
             Government National Mortgage Association - 31.22%
    500,000  8.000%, due 10/20/15                                   507,835
    500,000  7.500%, due 01/20/26                                   496,960
    743,821  6.500%, due 04/15/26                                   721,863
    581,887  7.000%, due 02/20/30                                   571,203
    777,515  8.000%, due 04/20/30                                   786,325
    496,346  7.500%, due 05/20/30                                   495,815
    490,366  8.000%, due 05/20/30                                   495,922
    248,435  7.500%, due 06/20/30                                   248,169
    395,938  8.000%, due 06/20/30                                   400,424
    523,224  8.500%, due 07/20/30                                   534,342
    997,102  7.500%, due 08/20/30                                   996,035
    498,089  8.000%, due 08/20/30                                   503,733
    315,664  7.000%, due 10/20/30                                   309,769
    500,000  8.000%, due 10/20/30                                   505,510

                                                                  7,573,905

             Federal National Mortgage Association - 5.82%
    300,000  5.830%, due 02/20/03                                   295,391
    295,000  6.290%, due 01/22/08                                   283,459
    250,000  7.000%, due 08/27/12                                   244,484
    289,226  8.000%, due 05/01/30                                   292,829
    296,842  7.500%, due 06/01/30                                   296,521

                                                                  1,412,684

             U.S. Treasury Bills - 2.00%
    500,000  6.260%, due 04/19/01                                   485,940

             U.S. Treasury Notes - 7.71%
    300,000  5.875%, due 11/15/04                                   300,110
    500,000  6.750%, due 05/15/05                                   518,359
  1,068,970  3.625%, due 01/15/08 TIP                             1,051,934

                                                                  1,870,403

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continuted)

             U.S. Treasury Bonds - 9.33%
                                                                  Value
 Par Value                                                       (Note 2)
$   500,000  10.750%, due 02/15/03                         $        550,000
    500,000  11.125%, due 08/15/03                                  565,274
    500,000  10.750%, due 08/15/05                                  599,941
    500,000  9.125%, due 05/15/09                                   548,369

                                                                  2,263,584

             Small Business Administration - 3.39%
    525,949  7.000%, due 04/25/24                                   521,441
    299,639  7.250%, due 07/25/25                                   299,919

                                                                    821,360

             Federal Home Loan Bank - 3.98%
    500,000  7.668%, due 02/20/01                                   468,460
    491,138  8.000%, due 06/01/30                                   498,023

                                                                    966,483

             Total U.S. Government and Agency Obligations
             (Cost $15,250,924)                                  15,394,359

INVESTMENT COMPANY - 5.10%
  1,238,191  SSGA Prime Money Market Fund                         1,238,191

             Total Investment Company                             1,238,191

             ( Cost $1,238,191 )

TOTAL INVESTMENTS - 101.28%                                      24,572,747
( Cost $24,430,307** )
NET OTHER ASSETS AND LIABILITIES - (1.28)%                        (311,653)

TOTAL NET ASSETS - 100.00%                                 $     24,261,094

**   Aggregate cost for Federal tax purposes.

(B) Represents securities that remain zero coupon until a predetermined date, at which time the stated coupon rate becomes effective rate.

(C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 4.95% of total net assets.

TIP  Treasury Inflation Protection security.

                    BALANCED FUND-- Portfolio of Investments
                                                                   Value
   Shares                                                         (Note 2)

COMMON STOCKS - 54.80%
             Basic Materials - 1.30%
     14,000  Dow Chemical Co.                              $        428,750
     11,000  Rohm and Haas Co.                                      330,687
     11,500  Willamette Industries, Inc.                            417,594

                                                                  1,177,031

             Capital Goods - 5.58%
     15,000  Dover Corp.                                            636,563
      9,000  Emerson Electric Co.                                   660,937
     13,000  Honeywell International, Inc.                          699,562
      8,000  Illinois Tool Works, Inc.                              444,500
      5,500  Minnesota Mining and Manufacturing Co.                 531,438
     31,200  Pall Corp.                                             672,750
     14,000  Tyco International, Ltd.                               793,625
      9,000  United Technologies Corp.                              628,313

                                                                  5,067,688

             Communication Services - 3.34%
      8,000  ALLTEL Corp.                                           515,500
     22,484  AT&T Corp.                                             521,348
     12,500  Sprint Corp.                                           318,750
      9,020  Verizon Communications                                 521,469
     17,000  Vodafone Group, PLC, ADR                               723,562
     18,000  WorldCom, Inc. *                                       427,500

                                                                  3,028,129

             Consumer Cyclical - 3.74%
     27,000  IMS Health, Inc.                                       637,875
      7,800  Lowe's Cos., Inc.                                      356,363
     28,400  PRIMEDIA, Inc. *                                       321,275
     45,100  Target Corp.                                         1,245,887
     11,900  Tiffany & Co.                                          507,981
      7,200  Wal-Mart Stores, Inc.                                  326,700

                                                                  3,396,081

             Consumer Staples - 7.19%
     20,500  Cox Communications, Inc., Class A *                    903,281
     19,800  CVS Corp.                                            1,048,163
     15,800  General Mills, Inc.                                    659,650
     14,200  Kimberly-Clark Corp.                                   937,200
     26,100  McDonald's Corp.                                       809,100
      8,100  Nabisco Holdings Corp., Class A                        437,906
     11,600  Safeway, Inc. *                                        634,375
     21,300  Sara Lee Corp.                                         459,281
     17,900  Walt Disney Co.                                        641,044

                                                                  6,530,000

             Energy - 3.74%
      9,364  BP Amoco PLC, ADR                                      476,979
      5,700  Exxon Mobil Corp.                                      508,369
      7,400  Kerr-McGee Corp.                                       483,312
     11,100  Schlumberger, Ltd.                                     844,987
      2,016  Transocean Sedco Forex, Inc.                           106,848
     14,400  Unocal Corp.                                           491,400
     17,700  USX-Marathon Group                                     481,219

                                                                  3,393,114

             Finance - 7.19%
     27,500  Allstate Corp.                                       1,106,875
     10,896  Bank of America Corp.                                  523,689
     15,190  Bank One Corp.                                         554,435
     22,000  Citigroup, Inc.                                      1,157,750
     13,500  Countrywide Credit Industries, Inc.                    505,406
     11,000  Household International, Inc.                          553,438
      9,000  MBIA, Inc.                                             654,188
      9,000  Morgan Stanley Dean Witter & Co.                       722,812
     16,100  Wells Fargo & Co.                                      745,631

                                                                  6,524,224

             Healthcare - 6.53%
      6,700  Aetna, Inc.                                            387,344
      7,300  ALZA Corp. *                                           590,844
     15,200  American Home Products Corp.                           965,200
     12,200  Baxter International, Inc.                           1,002,687
     22,800  Bristol-Myers Squibb Co.                             1,389,375
      2,700  Genzyme Corp. *                                        191,700
      6,300  Glaxo Wellcome PLC, ADR                                366,581
      7,092  Johnson & Johnson                                      653,351
      6,902  Pharmacia Corp.                                        379,610

                                                                  5,926,692

             Technology - 14.20%
     15,800  3Com Corp.                                             280,450
     42,600  ADC Telecommunications, Inc. *                         910,575
      4,040  Agilent Technologies, Inc. *                           187,104
      7,700  Computer Sciences Corp. *                              485,100
     12,300  Compuware Corp. *                                       96,863
     15,200  Conexant Systems, Inc.                                 399,950
     19,100  EMC Corp. *                                          1,701,094
     21,300  Gateway, Inc. *                                      1,099,293
     18,100  Hewlett-Packard Co.                                    840,519
     10,900  International Business Machines Corp.                1,073,650
     36,500  Keane, Inc. *                                          474,500
     24,338  Koninklijke (Royal) Philips
             Electronics N.V., ADR *                                971,999
      9,400  Micron Technology, Inc. *                              326,650
     26,700  Motorola, Inc.                                         665,831
     24,623  Palm, Inc. *                                         1,318,869
     14,100  Seagate Technology, Inc. *                             985,237
     21,900  Texas Instruments, Inc.                              1,074,469

                                                                 12,892,153

             Transportation - 0.79%
      4,600  Delta Air Lines, Inc.                                  217,350
     10,600  FedEx Corp. *                                          496,716

                                                                    714,066

             Utilities - 1.20%
     14,000  PG&E Corp.                                             377,125
     17,000  Williams Cos., Inc.                                    710,813

                                                                  1,087,938

             Total Common Stocks                                 49,737,116
              ( Cost $42,653,529 )

                                                                  Value
 Par Value                                                       (Note 2)

CORPORATE NOTES AND BONDS - 12.01%
             Capital Goods - 0.34%
$   300,000  TRW, Inc., Senior Note
             8.750%, due 05/15/06                          $        307,614

             Consumer Services - 1.10%
    500,000  Compaq Computer Corp.
             7.450%, due 08/01/02                                   501,695
    500,000  Electronic Data Systems Corp.
             7.125%, due 10/15/09                                   496,295

                                                                    997,990

             Energy - 3.16%
    500,000  Coastal Corp., Senior Note
             7.500%, due 08/15/06                                   503,542
    500,000  DPL, Inc., Senior Note
             8.250%, due 03/01/07                                   504,158
    500,000  El Paso Energy Corp., Senior Note
             6.750%, due 05/15/09                                   475,206
    600,000  Wisconsin Electric Power Co., Debenture
             6.625%, due 11/15/06                                   584,834
    500,000  YPF Sociedad Anonima, Yankee (D)
             8.000%, due 02/15/04                                   491,400
    300,000  YPF Sociedad Anonima, Yankee (D)
             9.125%, due 02/24/09                                   305,946

                                                                  2,865,086

             Finance - 5.05%
    500,000  American General Capital
             8.500%, due 07/01/30                                   497,437
    500,000  Barclays Bank PLC, Step
             Coupon 144A (C)(D)
             8.550%, due 09/29/49                                   503,040
    500,000  EOP Operating LP
             8.100%, due 08/01/10                                   502,434
    400,000  Ford Motor Credit Co.
             7.500%, due 03/15/05                                   401,045
    350,000  General Electric Capital Corp., Debenture
             8.750%, due 05/21/07                                   381,831
    500,000  Heller Financial, Inc.
             8.000%, due 06/15/05                                   504,858
    500,000  Norwest Financial, Inc.
             7.000%, due 11/01/05                                   495,963
    300,000  Royal & Sun Alliance Insurance Group PLC,
             Subordinated Note, 144A (C)(D)
             8.950%, due 10/15/29                                   292,083
    500,000  UBS Preferred Funding Trust
             8.622%, due 01/02/01                                   505,264
    500,000  Wells Fargo & Co., Senior Note
             7.250%, due 08/24/05                                   503,160

                                                                  4,587,115

             Industrials - 1.27%
    393,000  Amerco, Senior Note
             7.200%, due 04/01/02                                   377,824
    500,000  Avnet, Inc.
             8.200%, due 10/17/03                                   498,464
    300,000  Georgia-Pacific Group, Debenture
             8.625%, due 04/30/25                                   279,703

                                                                  1,155,991

             Retail - 0.29%
    400,000  Saks, Inc.
             7.250%, due 12/01/04                                   260,000

             Telecommunications - 0.80%
    250,000  CenturyTel, Inc., Series B, Senior Note
             8.250%, due 05/01/24                                   229,061
    500,000  Koninklijke (Royal) KPN NV,
             Senior Note, 144A (C)(D)
             7.500%, due 10/01/05                                   496,785

                                                                    725,846

             Total Corporate Notes and Bonds                     10,899,642

             ( Cost $10,974,108 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 28.52%

             Government National Mortgage Association - 10.26%
    327,045  8.000%, due 10/20/15                                   332,170
    687,981  7.000%, due 02/20/30                                   675,350
  1,166,926  8.000%, due 04/20/30                                 1,180,148
    992,693  7.500%, due 05/20/30                                   991,631
    490,366  8.000%, due 05/20/30                                   495,922
    248,435  7.500%, due 06/20/30                                   248,169
    395,938  8.000%, due 06/20/30                                   400,424
    495,143  8.000%, due 07/20/30                                   500,753
    986,966  8.500%, due 07/20/30                                 1,007,939
    997,102  7.500%, due 08/20/30                                   996,034
    498,088  8.000%, due 08/20/30                                   503,732
    998,327  7.500%, due 09/20/30                                   997,259
  1,000,000  7.000%, due 10/20/30                                   981,325

                                                                  9,310,856

             Federal National Mortgage Association - 3.96%
    500,000  5.830%, due 02/20/03                                   492,318
    300,000  6.290%, due 01/22/08                                   288,264
    500,000  7.000%, due 08/27/12                                   488,967
    609,820  8.000%, due 09/01/29                                   619,571
    489,357  8.000%, due 03/01/30                                   495,453
    692,631  7.500%, due 06/01/30                                   691,883
    499,372  8.500%, due 06/01/30                                   512,415

                                                                  3,588,871

                                                                  Value
 Par Value                                                       (Note 2)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

             U.S. Treasury Notes - 6.53%
$   500,000  5.500%, due 08/31/01                          $        496,562
    500,000  5.875%, due 11/15/04                                   500,182
  1,500,000  6.000%, due 08/15/09                                 1,515,576
  2,500,000  6.500%, due 02/15/10                                 2,616,995
    800,000  5.750%, due 08/15/10                                   799,250

                                                                  5,928,565

             U.S. Treasury Bonds - 4.31%
    500,000  10.750%, due 02/15/03                                  550,000
  1,500,000  11.125%, due 08/15/03                                1,695,820
    500,000  10.750%, due 08/15/05                                  599,942
    500,000  9.125%, due 05/15/09                                   548,369
    500,000  6.125%, due 08/15/29                                   517,813

                                                                  3,911,944

             Small Business Administration - 1.26%
    699,157  7.250%, due 11/01/00                                   699,812
    450,242  7.000%, due 04/25/24                                   446,383

                                                                  1,146,195

             Federal Home Loan Mortgage Corp. - 0.93%
    860,000  6.000%, due 11/18/03                                   843,720

             Federal Home Loan Bank - 1.27%
    250,000  7.668%, due 02/20/01                                   234,230
    908,604  8.000%, due 06/01/30                                   921,343

                                                                  1,155,573

             Total U.S. Government and Agency Obligations
             (Cost $25,696,867)                                  25,885,724

INVESTMENT COMPANY - 4.75%
  4,309,723  SSGA Prime Money Market Fund                         4,309,723

             Total Investment Company                             4,309,723

             ( Cost $4,309,723 )

TOTAL INVESTMENTS - 100.08%                                      90,832,205

(Cost $83,634,227**)
NET OTHER ASSETS AND LIABILITIES - (0.08)%                         (75,530)

TOTAL NET ASSETS - 100.00%                                 $     90,756,675

*    Non-income producing.

**   Aggregate cost for Federal tax purposes was $83,765,461.

(B) Represents securities that remain zero coupon until a predetermined date, at which time the stated coupon rate becomes effective rate.

(C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 2.30% of total net assets.

ADR  American Depository Receipt.

                  HIGH INCOME FUND-- Portfolio of Investments

                                                                 Value
   Par Value                                                   (Note 2)

CORPORATE NOTES AND BONDS - 86.58%

             Basic Materials - 2.99%
$   100,000  Applied Extrusion Technologies, Inc.,
             Series B, Senior Note
             11.500%, due 04/01/02                         $         92,000
     90,000  Buckeye Technologies, Inc.,
             Senior Subordinated Note
             9.250%, due 09/15/08                                    90,000
     50,000  FiberMark, Inc., Series B, Senior Note
             9.375%, due 10/15/06                                    47,000
    165,000  Huntsman ICI Chemicals LLC,
             Senior Subordinated Note
             10.125%, due 07/01/09                                  156,750
     80,000  Sovereign Specialty Chemicals, Inc.,
             Senior Subordinated Note
             11.875%, due 03/15/10                                   78,800
     70,000  Synthetic Securities, Inc., 144A (C) (G)
             13.000%, due 12/13/00                                   68,950
     95,000  U.S. Timberlands Klam/Fin, Senior Note
             9.625%, due 11/15/07                                    85,317

                                                                    618,817

             Building and Construction - 2.98%
    130,000  American Standard, Inc., Senior Note
             7.375%, due 02/01/08                                   120,900
     25,000  American Standard, Inc., Senior Note
             7.625%, due 02/15/10                                    23,750
    105,000  Atrium Cos., Inc., Series B,
             Senior Subordinated Note
             10.500%, due 05/01/09                                   89,250
     50,000  Building Materials Corp.,
             Series B, Senior Note
             7.750%, due 07/15/05                                    15,000
    130,000  Building Materials Corp.,
             Series B, Senior Note
             8.625%, due 12/15/06                                    39,000
     50,000  Building Materials Corp.,
             Series B, Senior Note
             8.000%, due 10/15/07                                    15,000
    125,000  Formica Corp., Series B,
             Senior Subordinated Note
             10.875%, due 03/01/09                                   53,750
    130,000  MMI Products, Inc., Series B,
             Senior Subordinated Note
             11.250%, due 04/15/07                                  126,750
    110,000  Nortek, Inc., Series B, Senior Note
             9.250%, due 03/15/07                                    97,900
     40,000  Nortek, Inc., Series B, Senior Note
             8.875%, due 08/01/08                                    34,800

                                                                    616,100

             Chemicals and Drugs - 1.48%
     95,000  Lyondell Chemical Co., Series A, Senior Note
             9.625%, due 05/01/07                                    92,150
     90,000  Lyondell Chemical Co., Series B, Senior Note
             9.875%, due 05/01/07                                    87,750
     75,000  NL Industries, Inc., Senior Note
             11.750%, due 10/15/03                                   75,375
      5,000  PCI Chemicals Canada, Inc., Yankee (D)
             9.250%, due 10/15/07                                     1,900
     90,000  Sterling Chemicals, Inc.,
             Series A, Senior Subordinated Note
             11.250%, due 04/01/07                                   49,500

                                                                    306,675

             Communication - 13.17%
    115,000  Allegiance Telecom, Inc., Series B,
             Step Coupon Senior Discount Note (B)
             11.750%, due 02/15/08                                   79,350
     75,000  Allegiance Telecom, Inc., Senior Note
             12.875%, due 05/15/08                                   74,250
    130,000  Centennial Cellular Operating Co.,
             Senior Subordinated Note
             10.750%, due 12/15/08                                  122,200
    260,000  Charter Commercial Holdings LLC,
             Step Coupon Senior Discount Note (B)
             9.92%, due 04/01/11                                    151,125
    140,000  Charter Commercial Holdings LLC, Senior Note
             8.250%, due 04/01/07                                   126,350
    135,000  Dolphin Telecom PLC,
             Step Coupon Senior Discount Note (B)(D)
             11.500%, due 06/01/08                                   25,650
     25,000  Dolphin Telecom PLC, Series B,
             Step Coupon Senior Discount Note (B)(D)
             14.000%, due 05/15/09                                    4,500
     60,000  Esprit Telecom Group PLC, Yankee Senior Note
             10.875%, due 06/15/08                                   12,000
     75,000  Exodus Communications, Inc., Senior Note
             11.250%, due 07/01/08                                   69,750
     45,000  Exodus Communications, Inc., Senior Note
             10.750%, due 12/15/09                                   40,725
     90,000  Exodus Communications, Inc., 144A Senior Note (C)
             11.625%, due 07/15/10                                   83,250
     55,000  FairPoint Communications, Inc.,
             Series B, Senior Subordinated Note
             9.500%, due 05/01/08                                    44,550
    100,000  Hermes Europe Railtel B.V., Yankee Senior Note (D)
             10.375%, due 01/15/09                                   45,000
    120,000  ICG Holdings, Inc.,
             Step Coupon Senior Discount Note (B)
             12.500%, due 05/01/06                                   19,800

                                                                Value
   Par Value                                                   (Note 2)

CORPORATE NOTES AND BONDS (continued)

$    90,000  Intermedia Communications, Inc.,
             Series B, Senior Note
             8.875%, due 11/01/07                          $         85,725
     25,000  ITC DeltaCom, Inc., Senior Note
             11.000%, due 06/01/07                                   21,750
     80,000  ITC DeltaCom, Inc., Senior Note
             9.750%, due 11/15/08                                    65,200
     10,000  Lenfest Communications, Inc., Senior Note
             8.375%, due 11/01/05                                    10,402
     35,000  Lenfest Communications, Inc.,
             Senior Subordinated Note
             10.500%, due 06/15/06                                   39,452
     50,000  Lenfest Communications, Inc.,
             Senior Subordinated Note
             8.250%, due 02/15/08                                    50,091
     75,000  Millicom International Cellular S.A.,
             Step Coupon Senior Discount Note (B)(D)
             13.5000%, due 06/01/06                                  60,750
    110,000  Motient Corp., Series B, Senior Note
             12.250%, due 04/01/08                                   78,650
     15,000  NEON Communications, Inc., Senior Note
             12.750%, due 08/15/08                                   10,950
    100,000  Nextel Communications, Inc.,
             Step Coupon Senior Discount Note (B)
             9.750%, due 10/31/07                                    76,500
    265,000  Nextel Communications, Inc.,
             Step Coupon Senior Discount Note (B)
             9.950%, due 02/15/08                                   197,425
     45,000  Nextel International, Inc.,
             Step Coupon Senior Discount Note (B)
             12.125%, due 04/15/08                                   27,450
     95,000  Nextel International, Inc., 144A Senior Note (C)
             12.750%, due 08/01/10                                   88,350
     25,000  NEXTLINK Communications, Inc., Senior Note
             9.625%, due 10/01/07                                    21,000
    230,000  NEXTLINK Communications, Inc., Senior Note
             10.750%, due 06/01/09                                  201,825
     65,000  Rural Cellular Corp., Series B, Senior Subordinated Note
             9.625%, due 05/15/08                                    59,150
     25,000  Telesystem International Wireless, Inc.,
             Series B, Step Coupon, Senior Discount Note (B)(D)
             13.250%, due 06/30/07                                   14,750
     60,000  Telewest Communications PLC,
             Step Coupon Senior Discount Note (B)(D)
             9.250%, due 04/15/09                                    27,000
     75,000  Telewest Communications PLC,
             144A Step Coupon Senior Discount Note (B)(C)(D)
             11.375%, due 02/01/10                                   32,625
     55,000  Telewest Communications PLC,
             Yankee Senior Note (D)
             9.625%, due 10/01/06                                    45,375
     40,000  Telewest Communications PLC,
             Senior Discount Note (D)
             11.000%, due 10/01/07                                   34,800
     30,000  Telewest Communications PLC,
             144A Senior Note (C)(D)
             9.875%, due 02/01/10                                    23,850
    115,000  Triton PCS Holdings, Inc.,
             Step Coupon Senior Subordinated Discount Note (B)
             11.000%, due 05/01/08                                   87,113
    220,000  UnitedGlobalCom, Inc., Series B,
             Step Coupon Senior Discount Note (B)
             10.750%, due 02/15/08                                  134,200
    200,000  Versatel Telecom International N.V.,
             Yankee Senior Note (D)
             13.250%, due 05/15/08                                  152,000
    160,000  Viatel, Inc., Step Coupon Senior Discount Note (B)
             12.500%, due 04/15/08                                   47,200
     15,000  Viatel, Inc., Senior Note
             11.250%, due 04/15/08                                    7,500
    110,000  Western Wireless Corp., Senior Subordinated Note
             10.500%, due 02/01/07                                  113,300
     10,000  Williams Communications Group, Inc.,
             144A Senior Note (C)
             11.700%, due 08/01/08                                    8,925

                                                                  2,721,808

             Consumer Cyclical - 0.70%
    140,000  WestPoint Stevens, Inc., Senior Note
             7.875%, due 06/15/05                                   103,600
     60,000  WestPoint Stevens, Inc., Senior Note
             7.875%, due 06/15/08                                    40,500

                                                                    144,100

             Consumer Services - 1.07%
     40,000  Eldorado Resorts LLC, Senior Subordinated Note
             10.500%, due 08/15/06                                   39,600
     20,000  Iron Mountain, Inc., Senior Subordinated Note
             10.125%, due 10/01/06                                   20,250
     65,000  Iron Mountain, Inc., Senior Subordinated Note
             8.750%, due 09/30/09                                    61,913
    100,000  Prime Hospitality Corp.,
             Series B, Senior Subordinated Note
             9.750%, due 04/01/07                                   100,000

                                                                    221,763

             Consumer Staples - 2.48%
     75,000  7-Eleven, Inc., Senior Subordinated Debenture
             5.000%, due 12/15/03                                    65,250
     30,000  Fage Dairy Industries S.A., Senior Note (D)
             9.000%, due 02/01/07                                    22,500
     90,000  Finlay Enterprises, Inc., Senior Note
             9.000%, due 05/01/08                                    81,000
     50,000  International Utility Structures, Inc.,
             Yankee Senior Subordinated Note (D)
             10.750%, due 02/01/08                                   36,000
     40,000  Pierce Leahy Corp., Senior Subordinated Note
             11.125%, due 07/15/06                                   41,550
     30,000  Remington Products Co. LLC,
             Series B, Senior Subordinated Note
             11.000%, due 05/15/06                                   24,000
    115,000  Samsonite Corp., Senior Subordinated Note
             10.750%, due 06/15/08                                   87,975
    165,000  Simmons Co., Series B, Senior Subordinated Note
             10.250%, due 03/15/09                                  153,450

                                                                    511,725

                                                                Value
   Par Value                                                   (Note 2)

CORPORATE NOTES AND BONDS (continued)

             Containers/Packaging - 2.93%
    105,000  Ball Corp., Senior Subordinated Note
             8.250%, due 08/01/08                          $         98,175
    100,000  Consolidated Container Co. LLC, Senior Note
             10.125%, due 07/15/09                                   90,000
     35,000  Gaylord Container Corp., Series B, Senior Note
             9.375%, due 06/15/07                                    22,050
     70,000  Gaylord Container Corp., Series B, Senior Note
             9.750%, due 06/15/07                                    44,100
    110,000  Gaylord Container Corp., Series B,
             Senior Subordinated Note
             9.875%, due 02/15/08                                    33,000
    255,000  Riverwood International Corp., Senior Note
             10.250%, due 04/01/06                                  248,625
     70,000  U.S. Can Corp., Series B, Senior Subordinated Note
             12.375%, due 10/01/10                                   68,775

                                                                    604,725

             Defense Electronics - 0.62%
    125,000  L-3 Communications Corp., Series B,
             Senior Subordinated Note (F)
             10.375%, due 05/01/07                                  127,813

             Durable Goods - 1.06%
    110,000  Hayes Wheels International, Inc., Senior Note
             11.000%, due 07/15/06                                   97,900
     50,000  International Knife & Saw, Inc., Senior Subordinated Note
             11.375%, due 11/15/06                                   24,875
     35,000  Motors and Gears, Inc., Series D, Senior Note
             10.750%, due 11/15/06                                   33,950
     20,000  Oxford Automotive, Inc., Series D, Senior Subordinated Note
             10.125%, due 06/15/07                                   15,800
     65,000  Simonds Industries, Inc., Senior Subordinated Note
             10.250%, due 07/01/08                                   45,500

                                                                    218,025

             Energy - 4.71%
    110,000  Anacomp, Inc., Series B, Senior Subordinated Note (E)
             10.875%, due 04/01/04                                   15,950
    155,000  Chesapeake Energy Corp., Series B, Senior Note
             9.625%, due 05/01/05                                   155,581
     75,000  Clark R&M, Inc., Senior Note
             8.625%, due 08/15/08                                    61,875
     45,000  Continental Resources, Inc., Senior Subordinated Note
             10.250%, due 08/01/08                                   40,275
    100,000  Forest Oil Corp., Senior Subordinated Note
             10.500%, due 01/15/06                                  101,500
    125,000  HS Resources, Inc., Senior Subordinated Note
             9.250%, due 11/15/06                                   124,688
     60,000  Ocean Energy, Inc., Series B, Senior Subordinated Note
             8.875%, due 07/15/07                                    60,825
     85,000  P&L Coal Holdings Corp., Series B, Senior Note
             8.875%, due 05/15/08                                    84,150
    200,000  P&L Coal Holdings Corp., Series B, Senior Subordinated Note
             9.625%, due 05/15/08                                   194,500
     80,000  Pioneer Natural Resources Co., Senior Note
             9.625%, due 04/01/10                                    84,063
     15,000  Pride International, Inc., Senior Note
             10.000%, due 06/01/09                                   15,525
     35,000  Triton Energy, Ltd., 144A Senior Note (C)
             8.875%, due 10/01/07                                    35,044

                                                                    973,976

             Finance - 3.84%
     30,000  DTI Holdings, Inc., Series B,
             Step Coupon Senior Discount Note (B)
             12.250%, due 03/01/08                                    9,600
    230,000  Global Crossings Holdings, Ltd., Senior Note (D)
             9.625%, due 05/15/08                                   219,650
     30,000  Madison River Capital/Madison River Financial,
             Series B, Senior Note
             13.250%, due 03/01/10                                   21,600
    195,000  Ono Finance PLC, Senior Note (D)
             13.000%, due 05/01/09                                  150,150
        150  Ono Finance PLC, Series A, 144A
             Zero Coupon (C)(D) 0.000%, due 05/31/09                 10,800
    170,000  Silgan Holdings, Inc., Senior Subordinated Debenture
             9.000%, due 06/01/09                                   145,350
    160,000  Thermadyne Holdings Corp.,
             Step Coupon Senior Discount Note (B)
             12.500%, due 06/01/08                                   48,000
     80,000  Thermadyne Manufacturing LLC / Capital Corp.,
             Senior Subordinated Note
             9.875%, due 06/01/08                                    57,600
    145,000  Willis Corroon Corp., Senior Subordinated Note
             9.000%, due 02/01/09                                   131,587

                                                                    794,337

             Health Care Services - 1.08%
     90,000  Alaris Medical Systems, Inc., Senior Subordinated Note
             9.750%, due 12/01/06                                    45,000
     35,000  Alaris Medical, Inc., Step Coupon Senior Discount Note (B)
             11.125%, due 08/01/08                                    4,200
     30,000  Prime Medical Services, Inc., Senior Subordinated Note
             8.750%, due 04/01/08                                    26,100
    150,000  Tenet Healthcare Corp., Senior Note
             8.000%, due 01/15/05                                   147,563

                                                                    222,863

             Industrials - 2.34%
     35,000  Actuant Corp., 144A Senior Subordinated Note (C)
             13.000%, due 05/01/09                                   34,300
     65,000  Blount, Inc., Senior Subordinated Note
             13.000%, due 08/01/09                                   54,925
    105,000  Flextronics International, Ltd.,
             144A Senior Subordinated Note (C)(D)
             9.875%, due 07/01/10                                   106,050
     50,000  General Binding Corp., Senior Note
             9.375%, due 06/01/08                                    38,500
    100,000  Moog, Inc., Series B, Senior Subordinated Note
             10.000%, due 05/01/06                                  100,000
     80,000  Numatics, Inc., Series B, Senior Subordinated Note
             9.625%, due 04/01/08                                    61,200
    100,000  Ocean Rig ASA, Senior Note (D)
             10.250%, due 06/01/08                                   88,250

                                                                    483,225

                                                                Value
   Par Value                                                   (Note 2)

CORPORATE NOTES AND BONDS (continued)

             Machinery - 0.92%
    100,000  Columbus McKinnon Corp., Senior Subordinated Note
             8.500%, due 04/01/08                          $         84,000
    100,000  R&B Falcon Corp., Senior Note
             9.500%, due 12/15/08                                   106,750

                                                                    190,750

             Media - 1.66%
     50,000  Allbritton Communications Co., Series B,
             Senior Subordinated Note
             9.750%, due 11/30/07                                    47,875
    125,000  AMFM, Inc.
             8.000%, due 11/01/08                                   125,312
    140,000  Ekabel Hessen GMBH, 144A Senior Note (C)(D)
             14.500%, due 09/01/10                                  132,300
     60,000  Satelites Mexicanos S.A., Series B, Senior Note (D)
             10.125%, due 11/01/04                                   37,800

                                                                    343,287

             Metals and Mining - 1.79%
     50,000  AK Steel Corp., Senior Note
             9.125%, due 12/15/06                                    49,000
     85,000  Commonwealth Industries, Inc. Senior Subordinated Note
             10.750%, due 10/01/06                                   79,050
    160,000  Kaiser Aluminum & Chemical Corp., Senior Note
             9.875%, due 02/15/02                                   134,400
     95,000  Metal Management, Inc., Senior Subordinated Note (E)
             10.000%, due 05/15/08                                    5,700
     50,000  Russel Metals, Inc., Yankee Senior Note (D)
             10.000%, due 06/01/09                                   46,000
     60,000  The Doe Run Resources Corp., Series B, Senior Note
             11.250%, due 03/15/05                                   30,600
     30,000  WCI Steel, Inc., Series B, Senior Note
             10.000%, due 12/01/04                                   24,450

                                                                    369,200

             Printing - 0.92%
    110,000  Hollinger International Publishing, Inc.
             Senior Subordinated Note
             9.250%, due 03/15/07                                   108,900
     50,000  World Color Press, Inc., Senior Subordinated Note
             8.375%, due 11/15/08                                    48,479
     35,000  World Color Press, Inc., Senior Subordinated Note
             7.750%, due 02/15/09                                    32,558

                                                                    189,937

             Recreation - 8.65%
    140,000  Agrosy Gaming Co., Senior Note
             10.750%, due 06/01/09                                  146,300
     55,000  Autotote Corp., 144A Senior Subordinated Note (C)
             12.500%, due 08/15/10                                   54,175
    150,000  Aztar Corp., Senior Subordinated Note
             8.875%, due 05/15/07                                   145,875
    110,000  Boyd Gaming Corp., Senior Subordinated Note
             9.500%, due 07/15/07                                   100,100
    190,000  Coast Hotels and Casinos, Inc., Senior Subordinated Note
             9.500%, due 04/01/09                                   187,150
    165,000  HMH Properties, Inc., Series C, Senior Note
             8.450%, due 12/01/08                                   156,750
    125,000  Horseshoe Gaming Holding Corp.,
             Series B, Senior Subordinated Note
             8.625%, due 05/15/09                                   120,625
     35,000  Isle of Capri Casinos, Inc., Senior Subordinated Note
             8.750%, due 04/15/09                                    31,763
     60,000  Mandalay Resort Group, Series B, Senior Subordinated Note
             10.250%, due 08/01/07                                   61,350
     40,000  Mandalay Resort Group, Senior Note
             9.500%, due 08/01/08                                    41,050
    160,000  MGM Mirage, Inc., Senior Subordinated Note
             9.750%, due 06/01/07                                   166,000
     40,000  MGM Mirage, Inc., Senior Note
             8.500%, due 09/15/10                                    39,264
     75,000  Park Place Entertainment Corp., Senior Subordinated Note
             7.875%, due 12/15/05                                    72,187
    125,000  Park Place Entertainment Corp., Senior Subordinated Note
             8.875%, due 09/15/08                                   122,500
     75,000  Pinnacle Entertainment, Inc., Series B, Senior Subordinated Note
             9.250%, due 02/15/07                                    80,625
    100,000  Station Casinos, Inc., Senior Subordinated Note
             8.875%, due 12/01/08                                    96,000
    165,000  Station Casinos, Inc., 144A, Senior Subordinated Note (C)
             9.875%, due 07/01/10                                   165,412

                                                                  1,787,126

             Retail - 2.34%
     75,000  Duane Reade, Inc., Senior Subordinated Note
             9.250%, due 02/15/08                                    63,750
     15,000  J Crew Group, Inc., Series B,
             Step Coupon Senior Discount (B)
             13.125%, due 10/15/08                                    8,700
    125,000  J Crew Operating Corp., Senior Subordinated Note
             10.375%, due 10/15/07                                  108,750
     40,000  Jitney-Jungle Stores of America, Inc. (E)
             12.000%, due 03/01/06                                      600
     10,000  Jitney-Jungle Stores of America, Inc. (E)
             10.375%, due 09/15/07                                      100
     70,000  Musicland Group, Inc., Senior Subordinated Note
             9.000%, due 06/15/03                                    63,700
     55,000  Musicland Group, Inc., Series B, Senior Subordinated Note
             9.875%, due 03/15/08                                    44,000
    230,000  Williams Scotsman, Inc., Senior Note
             9.875%, due 06/01/07                                   193,200

                                                                    482,800

             Schools - 0.53% 120,000 KinderCare Learning Centers, Inc., Series B, Senior Subordinated Note
             9.500%, due 02/15/09                                   109,200

                                                                Value
   Par Value                                                   (Note 2)

CORPORATE NOTES AND BONDS (continued)

             Technology - 5.56%
$   110,000  Argo-Tech Corp., Senior Subordinated Note
             8.625%, due 10/01/07                          $         89,100
     50,000  Argo-Tech Corp., Series D,
             Senior Subordinated Note
             8.625%, due 10/01/07                                    40,500
     95,000  BE Aerospace, Inc., Series B,
             Senior Subordinated Note
             8.000%, due 03/01/08                                    87,875
     85,000  BE Aerospace, Inc., Senior Subordinated Note
             9.500%, due 11/01/08                                    83,300
     90,000  Buckeye Technologies, Inc.,
             Senior Subordinated Note
             8.000%, due 10/15/10                                    84,600
     75,000  Completel Europe N.V., Series B,
             Step Coupon Senior Discount Note (B)(D)
             14.000%, due 02/15/09                                   35,250
     60,000  Globix Corp., Senior Note
             12.500%, due 02/01/10                                   33,000
    175,000  K & F Industries, Inc., Series B,
             Senior Subordinated Note
             9.250%, due 10/15/07                                   167,125
    225,000  Level 3 Communications, Inc., Senior Note
             9.125%, due 05/01/08                                  181,687
    115,000  Metromedia Fiber Network, Inc.,
             Series B, Senior Note
             10.000%, due 11/15/08                                  101,775
     40,000  Metromedia Fiber Network, Inc.,
             Series B, Senior Note
             10.000%, due 12/15/09                                   35,500
    235,000  PSINet, Inc., Senior Note
             11.000%, due 08/01/09                                  113,388
    105,000  Unisys Corp., Senior Note
             7.875%, due 04/01/08                                    96,075

                                                                  1,149,175

             Telecommunications - 21.63%
    225,000  360networks, Inc., Yankee Senior Note (D)
             12.000%, due 08/01/09                                  177,750
     90,000  Adelphia Business Solutions, Inc.,
             Senior Subordinated Note
             12.000%, due 11/01/07                                   53,100
    125,000  Adelphia Communications Corp.,
             Series B, Senior Note
             8.375%, due 02/01/08                                   102,500
     60,000  Adelphia Communications Corp., Senior Note
             9.375%, due 11/15/09                                    51,300
    175,000  AT&T Canada, Inc.,
             Step Coupon Senior Discount Note (B)(D)
             9.950%, due 06/15/08                                   141,829
     25,000  Avalon Cable Holdings LLC,
             Step Coupon Senior Discount Note (B)
             11.875%, due 12/01/08                                   16,375
    125,000  Benedek Communications Corp., Step Coupon
             Senior Subordinated Discount Note (B)
             13.250%, due 05/15/06                                  106,250
    100,000  Cablevision Systems Corp.,
             Senior Subordinated Note
             9.250%, due 11/01/05                                   100,500
    110,000  Chancellor Corp., Series B,
             Senior Subordinated Note
             8.750%, due 06/15/07                                   111,925
    120,000  Citadel Broadcasting Co.,
             Senior Subordinated Note
             9.250%, due 11/15/08                                   110,700
     15,000  Classic Cable, Inc.,
             144A Senior Subordinated Note (C)
             10.500%, due 03/01/10                                  12,375
    125,000  COLT Telecom Group PLC,
             Step Coupon Senior Discount Note (B)(D)
             12.000%, due 12/15/06                                  113,125
     90,000  Crown Castle International Corp., Senior Note
             10.750%, due 08/01/11                                   92,250
     50,000  Cumulus Media, Inc., Senior Subordinated Note
             10.375%, due 07/01/08                                   40,000
     60,000  Dobson Communications Corp., Senior Note
             10.875%, due 07/01/10                                   57,600
    150,000  Echostar Broadband Corp.,
             144A Senior Note (C)
             10.375%, due 10/01/07                                  150,375
    190,000  Echostar DBS Corp., Senior Note
             9.375%, due 02/01/09                                   186,675
    150,000  Energis PLC, Senior Note (D)
             9.750%, due 06/15/09                                   143,250
    165,000  Esat Telecom Group PLC,
             Series B, Yankee Senior Note (D)
             11.875%, due 12/01/08                                  194,700
     55,000  Focal Communications Corp.,
             Series B, Step Coupon Senior Discount Note
             12.125%, due 02/15/08                                   27,500
     75,000  Focal Communications Corp.,
             144A Series B, Senior Note (C)
             11.875%, due 01/15/10                                   57,750
    100,000  Fox Sports Networks, LLC, Senior Note
             8.875%, due 08/15/07                                   100,500
     40,000  FrontierVision Holdings LP,
             Step Coupon Subordinated Note (B)
             11.875%, due 09/15/07                                   33,400
     75,000  FrontierVision Operating Partners LP,
             Senior Subordinated Note
             11.000%, due 10/15/06                                   72,000
     36,000  Granite Broadcasting Corp.,
             Senior Subordinated Note
             10.375%, due 05/15/05                                   26,640
    175,000  GT Group Telecom, Inc.,
             144A Step Coupon Senior Discount Note (B)(D)
             13.250%, due 02/01/10                                   63,875
    135,000  Insight Midwest/Insight Capital, Inc., Senior Note
             9.750%, due 10/01/09                                   131,288
    125,000  Jazztel PLC, Yankee Senior Note (D)
             14.000%, due 04/01/09                                   91,250
     25,000  Level 3 Communications, Inc.
             10.750%, due 03/15/08                                   18,139

                                                                Value
   Par Value                                                   (Note 2)

CORPORATE NOTES AND BONDS (continued)

$   325,000  LIN Holdings Corp., 144A Step Coupon
             Senior Discount Note (B)(C)
             10.000%, due 03/01/08                         $        229,125
    155,000  MGC Communications, Inc.,
             144A Senior Note (C)
             13.000%, due 04/01/10                                   86,800
    175,000  NTL Communications Corp.,
             Step Coupon Senior Note
             12.375%, due 10/01/03                                  102,375
     50,000  NTL Communications Corp.,
             Step Coupon Senior Note (B)(F)
             9.750%, due 04/15/09                                    36,259
    180,000  NTL, Inc., Senior Note
             9.750%, due 04/01/08                                   100,800
    230,000  Paxson Communications Corp.,
             Senior Subordinated Note
             11.625%, due 10/01/02                                  235,175
    125,000  Pecunia 1 Vermogensverwaltung,
             144A Senior Note (C)(D)
             14.000%, due 07/15/10                                  119,375
     59,000  PTC International Finance II S.A.,
             144A Senior Subordinated Note (C)(D)
             11.250%, due 12/01/09                                   53,100
     65,000  Spectrasite Holdings, Inc.,
             Step Coupon Senior Discount Note
             12.000%, due 07/15/08                                   42,412
    175,000  Spectrasite Holdings, Inc.,
             Step Coupon Senior Discount Note
             11.250%, due 04/15/09                                   90,344
     45,000  Spectrasite Holdings, Inc.,
             Series B, Senior Discount Note
             10.750%, due 03/15/10                                   41,400
    170,000  Tele1 Europe B.V., Yankee Senior Note (D)
             13.000%, due 05/15/09                                  142,800
     70,000  TeleCorp PCS, Inc., Senior Subordinated Note
             10.625%, due 07/15/10                                   69,825
    150,000  Telemundo Holdings, Inc.,
             Series B, Step Coupon Senior Discount Note
             11.500%, due 08/15/08                                  108,750
    120,000  Time Warner Telecom, Inc., Senior Note
             9.750%, due 07/15/08                                   106,200
    190,000  United Pan-Europe,
             Series B, Yankee Senior Note (D)
             10.875%, due 08/01/09                                  140,600
     45,000  VSTR Wire Co./VSTR Wire Holdings,
             Senior Note
             10.375%, due 11/15/09                                   48,150
     55,000  XM Satellite Radio Holdings, Inc.,
             144A Senior Note (C)
             14.000%, due 03/15/10                                   37,950
    105,000  Young Broadcasting, Inc.,
             Series B, Senior Subordinated
             8.750%, due 06/15/07                                    94,500

                                                                  4,470,861

             Transportation - 0.62%
    115,000  GulfMark Offshore, Inc., Senior Note
             8.750%, due 06/01/08                                   108,675
     20,000  Kansas City Southern Railway Co.,
             144A Senior Note (C)
             9.500%, due 10/01/08                                    20,300

                                                                    128,975

             Waste Disposal - 0.51%
     65,000  Allied Waste North America, Inc.,
             Series B Senior Note
             7.625%, due 01/01/06                                    57,850
     55,000  Allied Waste North America, Inc.,
             Series B Senior Suordinate Note
             10.000%, due 08/01/09                                   47,025

                                                                    104,875

             Total Corporate Notes and Bonds                     17,892,138
              ( Cost $20,744,465 )

                                                                   Value
Shares                                                            (Note 2)

COMMON STOCKS - 0.30%
             Communication - 0.11%
        405  Allegiance Telecom, Inc. *                    $         12,728
        491  Versatel Telecom International N.V., ADR *               9,820

                                                                     22,548

             Retail - 0.07%
        950  Pathmark Stores, Inc. *                                 14,903

             Technology - 0.12%
      3,390  Completel Europe N.V. *                                 25,425

             Total Common Stocks                                     62,876

             ( Cost $42,369 )

PREFERRED STOCKS - 1.86%

             Communication - 0.17%
     43,660  Rural Cellular Corp., Series B, 11.375% PIK             34,655

             Finance - 0.54%
    120,000  Fresenius Med Care Capital Trust II, 7.75%             111,600

             Media - 0.70%
     29,316  Cablevision Systems Corp., Series M                     31,222
      1,350  PRIMEDIA, Inc., Series H, 8.625%                       113,400

                                                                    144,622

             Telecommunications - 0.45%
     92,420  Crown Castle International Corp., 12.75% PIK            91,958

             Total Preferred Stocks                                 382,835

             ( Cost $398,724 )

WARRANTS AND RIGHTS - 0.13%

             Communication - 0.09%
        175  GT Group Telecom, Inc. *                                 8,750
         90  Jazztel PLC, 144A (C)*                                   5,433
        110  Motient Corp., 144A (C)*                                 3,850

                                                                     18,033

             Finance - 0.00%
        275  DTI Holdings, Inc., 144A (C)*                                3

             Retail - 0.01%
        672  Pathmark Stores, Inc. *                                  3,024

             Telecommunications - 0.03%
         55  XM Satellite Radio Holdings, Inc. *                      6,600

             Total Warrants and Rights                               27,660

             ( Cost $12,940 )

   Par Value

CERTIFICATE OF DEPOSIT - 11.72%

  2,422,667  State Street Eurodollar
             6.000%, due 11/01/00                                 2,422,667

             Total Certificate of Deposit                         2,422,667

             ( Cost $2,422,667 )

TOTAL INVESTMENTS - 100.59%                                      20,788,176
 ( Cost $23,621,165** )
NET OTHER ASSETS AND LIABILITIES - (0.59)%                         (122,807)

TOTAL NET ASSETS - 100.00%                                 $     20,665,369

*    Non income producing.

**   Aggregate cost for Federal tax purposes was $23,640,175.

(B) Represents securities that remain zero coupon until a predetermined date, at which time the stated coupon rate becomes the effective rate.

(C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 13.23% of total net assets.

(E)  In default.

(F) Notes and bonds issued by foreign entities are denominated in their local currency. Shown here is USD, converted at period end exchange rates. The aggregate value of these securities is 0.79% of total net assets.

(G)  Fair valued security.

ADR  American Depository Receipt.

PIK  Payment-In-Kind.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL

                                                                          Net
                                                                      Unrealized
Contracts to Deliver  Value in     In Exchange For Settlement Date  Depreciation

Euro                  U.S. Dollars U.S. Dollars    12/15/00         $(664)
                      $(21,923)    $(21,259)

                GROWTH AND INCOME FUND-- Portfolio of Investments

                                                                   Value
   Shares                                                         (Note 2)

COMMON STOCKS - 96.33%

             Basic Materials - 2.32%
     44,000  Dow Chemical Co.                              $      1,347,500
     31,100  Georgia-Pacific Group                                  835,813
     31,000  PPG Industries, Inc.                                 1,383,375

                                                                  3,566,688

             Capital Goods - 8.47%
     54,000  Emerson Electric Co.                                 3,965,625
     67,900  Honeywell International, Inc.                        3,653,869
     25,600  Minnesota Mining and Manufacturing Co.               2,473,600
     42,000  United Technologies Corp.                            2,932,125

                                                                 13,025,219

             Communication Services - 6.10%
     35,500  ALLTEL Corp.                                         2,287,531
     78,968  AT&T Corp.                                           1,831,071
     60,000  Sprint Corp.                                         1,530,000
     38,520  Verizon Communications                               2,226,937
     63,500  WorldCom, Inc. *                                     1,508,125

                                                                  9,383,664

             Consumer Cyclical - 2.24%
     31,638  Dana Corp.                                             701,968
     36,300  Sears, Roebuck & Co.                                 1,079,199
     36,700  Wal-Mart Stores, Inc.                                1,665,263

                                                                  3,446,430

             Consumer Staples - 15.96%
     78,100  CVS Corp.                                            4,134,419
     54,500  General Mills, Inc.                                  2,275,375
     57,800  Kimberly-Clark Corp.                                 3,814,800
    131,500  Kroger Co. *                                         2,966,969
     82,900  McDonald's Corp.                                     2,569,900
     33,400  Nabisco Holdings Corp., Class A                      1,805,687
     35,700  PepsiCo, Inc.                                        1,729,219
     87,400  Sara Lee Corp.                                       1,884,562
     94,000  Walt Disney Co.                                      3,366,375

                                                                 24,547,306

             Energy - 6.75%
     30,406  BP Amoco PLC, ADR                                    1,548,806
     17,600  Exxon Mobil Corp.                                    1,569,700
     35,500  Schlumberger, Ltd.                                   2,702,437
     26,200  Texaco, Inc.                                         1,547,437
      7,252  Transocean Sedco Forex, Inc.                           384,356
     33,300  Unocal Corp.                                         1,136,363
     55,100  USX-Marathon Group                                   1,498,031

                                                                 10,387,130

             Finance - 12.15%
    123,000  Allstate Corp.                                       4,950,750
     33,192  Bank of America Corp.                                1,595,291
     55,570  Bank One Corp.                                       2,028,305
     62,466  Citigroup, Inc.                                      3,287,273
     27,300  First Union Corp.                                      827,531
     52,000  Household International, Inc.                        2,616,250
     26,100  Morgan Stanley Dean Witter & Co.                     2,096,156
     23,700  Wachovia Corp.                                       1,279,800

                                                                 18,681,356

             Healthcare - 10.93%
     61,400  American Home Products Corp.                         3,898,900
     53,600  Baxter International, Inc.                           4,405,250
     77,300  Bristol-Myers Squibb Co.                             4,710,469
     25,300  Glaxo Wellcome PLC, ADR                              1,472,144
     25,200  Johnson & Johnson                                    2,321,550

                                                                 16,808,313

             Technology - 26.68%
     19,516  Agilent Technologies, Inc. *                           903,835
     52,400  Automatic Data Processing, Inc.                      3,422,375
     58,700  Compaq Computer Corp.                                1,785,067
     63,100  Computer Associates International, Inc.              2,011,312
     50,700  Computer Sciences Corp. *                            3,194,100
     56,300  EMC Corp. *                                          5,014,219
     64,300  Harris Corp.                                         2,037,506
     68,600  Hewlett-Packard Co.                                  3,185,612
     37,900  Intel Corp.                                          1,705,500
     38,500  International Business Machines Corp.                3,792,250
    102,691  Koninklijke (Royal) Philips
             Electronics N.V., ADR *                              4,101,222
     26,600  Lanier Worldwide, Inc. *                                18,288
    122,000  Motorola, Inc.                                       3,042,375
     72,400  Nortel Networks Corp.                                3,294,200
     67,400  Texas Instruments, Inc.                              3,306,812
     24,900  Xerox Corp.                                            210,094

                                                                 41,024,767

             Transportation - 0.96%
     21,500  Burlington Northern Santa Fe Corp.                     571,094
     19,000  Delta Air Lines, Inc.                                  897,750

                                                                  1,468,844

             Utilities - 3.77%
     27,200  Duke Energy Corp.                                    2,351,100
     32,000  PG&E Corp.                                             862,000
     62,000  Williams Cos., Inc.                                  2,592,375

                                                                  5,805,475

             Total Common Stocks                                148,145,192

             ( Cost $134,851,341 )

INVESTMENT COMPANY - 3.43%

  5,274,061  SSGA Prime Money Market Fund                         5,274,061

             Total Investment Company                             5,274,061
              ( Cost $5,274,061 )

TOTAL INVESTMENTS  - 99.76%                                     153,419,253
 ( Cost $140,125,402** )
NET OTHER ASSETS AND LIABILITIES  - 0.24%                           366,891

TOTAL NET ASSETS  - 100.00%                                    $153,786,144

*    Non-income producing.

**   Aggregate cost for Federal tax purposes was $140,419,156.

ADR  American Depository Receipt.

              CAPITAL APPRECIATION FUND-- Portfolio of Investments

                                                                Value
   Shares                                                      (Note 2)
COMMON STOCKS - 96.10%

             Basic Materials - 2.65%
     24,000  Praxair, Inc.                                 $        894,000
     28,000  Rohm and Haas Co.                                      841,750
     20,000  Willamette Industries, Inc.                            726,250

                                                                  2,462,000

             Capital Goods - 8.01%
     40,000  Dover Corp.                                          1,697,500
     30,000  Illinois Tool Works, Inc.                            1,666,875
     60,000  Pall Corp.                                           1,293,750
     17,400  SCI Systems, Inc. *                                   748,200
     36,000  Tyco International, Ltd.                             2,040,750

                                                                  7,447,075

             Communication Services - 6.58%
     42,000  AT&T Wireless Group *                                1,047,375
     38,000  CenturyTel, Inc.                                     1,463,000
      8,800  Sprint Corp. (PCS Group) *                             335,500
     29,000  Telefonos de Mexico SA, ADR, Class L                 1,564,188
     40,000  Vodafone Group, PLC, ADR                             1,702,500

                                                                  6,112,563

             Consumer Cyclical - 9.27%
     76,800  IMS Health, Inc.                                     1,814,400
     25,300  Lowe's Cos., Inc.                                    1,155,894
     83,500  PRIMEDIA, Inc. *                                       944,594
     90,200  Target Corp.                                         2,491,775
     26,200  Tiffany & Co.                                        1,118,412
     40,200  TJX Cos., Inc.                                       1,095,450

                                                                  8,620,525

             Consumer Staples - 7.67%
     33,500  Brinker International, Inc. *                        1,314,875
     63,700  Cox Communications, Inc., Class A *                  2,806,782
     18,100  Nabisco Holdings Corp., Class A                        978,531
     37,100  Safeway, Inc. *                                      2,028,906

                                                                  7,129,094

             Energy - 6.63%
     44,500  Grant Prideco, Inc. *                                  826,031
     18,500  Kerr-McGee Corp.                                     1,208,281
     40,200  Unocal Corp.                                         1,371,825
     43,200  USX-Marathon Group                                   1,174,500
     43,400  Weatherford International, Inc.                      1,584,100

                                                                  6,164,737

             Finance - 14.44%
     55,000  ACE, Ltd.                                            2,158,750
     51,000  Associates First Capital Corp., Class A              1,893,375
     31,966  Citigroup, Inc.                                      1,682,210
     23,300  Countrywide Credit Industries, Inc.                    872,294
     45,700  Freddie Mac                                          2,742,000
     16,700  MBIA, Inc.                                           1,213,881
     28,000  SunTrust Banks, Inc.                                 1,366,750
     32,300  Wells Fargo & Co.                                    1,495,894

                                                                 13,425,154

             Healthcare - 8.89%
     13,800  Aetna, Inc.                                            797,813
     18,800  ALZA Corp. *                                         1,521,625
     87,400  Boston Scientific Corp. *                            1,392,937
     38,700  Elan Corp. PLC, ADR *                                2,009,981
     12,400  Genzyme Corp. *                                        880,400
     21,113  Pharmacia Corp.                                      1,161,215
     10,000  QLT, Inc. *                                            497,344

                                                                  8,261,315

             Technology - 27.69%
     37,700  3Com Corp.                                             669,175
     84,800  ADC Telecommunications, Inc. *                       1,812,600
     72,200  Autodesk, Inc.                                       1,592,912
     79,200  Cadence Design Systems, Inc. *                       2,034,450
     30,500  Compuware Corp. *                                      240,188
     32,100  Conexant Systems, Inc.                                 844,631
     25,400  Dallas Semiconductor Corp.                           1,006,475
     35,100  EMC Corp. *                                          3,126,094
     46,700  Gateway, Inc. *                                      2,410,187
     84,500  Keane, Inc. *                                        1,098,500
     18,200  Micron Technology, Inc. *                              632,450
     50,873  Palm, Inc. *                                         2,724,885
     85,500  PeopleSoft, Inc. *                                   3,731,273
     27,200  Seagate Technology, Inc. *                           1,900,600
     39,200  Texas Instruments, Inc.                              1,923,250

                                                                 25,747,670

             Transportation - 1.55%
     25,700  FedEx Corp. *                                        1,204,302
     12,600  Midwest Express Holdings, Inc. *                       239,400

                                                                  1,443,702

             Utilities - 2.72%
     17,700  El Paso Energy Corp.                                 1,109,569
     34,000  Williams Cos., Inc.                                  1,421,625

                                                                  2,531,194

             Total Common Stocks                                 89,345,029
             ( Cost $74,099,632 )

INVESTMENT COMPANY - 4.76%
  4,425,734  SSGA Prime Money Market Fund                         4,425,734

             Total Investment Company                             4,425,734
              ( Cost $4,425,734 )

   Par Value

CERTIFICATE OF DEPOSIT - 0.11%
    100,000  State Street Eurodollar
             6.000%, due 11/01/00                                   100,000

             Total Certificate of Deposit                           100,000

             ( Cost $100,000 )
TOTAL INVESTMENTS  - 100.97%                                     93,870,763
 ( Cost $78,625,366** )
NET OTHER ASSETS AND LIABILITIES  - (0.97)%                        (900,024)

TOTAL NET ASSETS  - 100.00%                                     $92,970,739

*    Non-income producing.

**   Aggregate cost for Federal tax purposes was $79,032,707.

ADR  American Depository Receipt.

                EMERGING GROWTH FUND-- Portfolio of Investments

                                                                Value
   Shares                                                      (Note 2)

COMMON STOCKS - 91.06%

             Capital Goods - 5.35%
         30  Capstone Turbine Corp. *                      $          1,665
        450  Embraer - Empresa Brasileira
             de Aeronautica, S.A., ADR                               13,022
        600  General Dynamics Corp.                                  42,938
      3,270  General Electric Co.                                   179,237
         20  Leica Geosystems AG *                                    5,674
     18,540  Tyco International, Ltd.                             1,050,986
      4,000  United Technologies Corp.                              279,250

                                                                  1,572,772

             Communication Services - 0.05%
        400  Comcast Corp. *                                         16,300

             Consumer Services - 0.46%
      1,350  Research in Motion, Ltd. *                             135,000

             Consumer Staples - 1.83%
      2,600  Philip Morris Cos., Inc.                                95,225
      1,550  Procter & Gamble Co.                                   110,728
      2,600  RadioShack Corp.                                       155,025
      2,110  Safeway, Inc. *                                        115,391
        300  SYSCO Corp.                                             15,470
      1,000  Walgreen Co.                                            45,625

                                                                    537,464

             Energy - 2.48%
        200  Anadarko Petroleum Corp.                                12,810
      2,910  Baker Hughes, Inc.                                     100,031
      1,560  Coastal Corp.                                          117,682
      1,240  Enron Corp.                                            101,758
      3,680  EOG Resources, Inc.                                    144,900
      1,880  Global Marine, Inc. *                                   49,820
      3,020  Noble Drilling Corp. *                                 125,519
      1,450  Transocean Sedco Forex, Inc.                            76,850

                                                                    729,370

             Finance - 2.80%
      1,150  ACE, Ltd.                                               45,138
      7,680  Citigroup, Inc.                                        404,160
      1,500  Freddie Mac                                             90,000
      1,560  Household International, Inc.                           78,487
      2,560  Morgan Stanley Dean Witter & Co.                       205,600

                                                                    823,385

             Financial Services - 15.22%
      3,400  AFLAC, Inc.                                            248,412
      5,600  American International Group, Inc.                     548,800
        510  Arthur J. Gallagher & Co.                               32,194
      2,420  AXA Financial, Inc.                                    130,831
             Financial Services (continued)
      1,790  Bear Stearns Cos, Inc.                                 108,519
      1,020  Biotech Holders Trust, ADR                             180,922
      1,210  Capital One Financial Corp.                             76,381
        535  Charter One Financial, Inc.                             12,272
      1,470  Chubb Corp.                                            124,123
        800  CIGNA Corp.                                             97,560
      2,500  Comerica, Inc.                                         150,781
      1,550  Fannie Mae                                             119,350
      3,250  Golden West Financial Corp.                            182,203
      1,890  Goldman Sachs Group, Inc.                              188,646
        550  Hartford Financial Services Group, Inc.                 40,941
      1,780  Lehman Brothers Holdings, Inc.                         114,810
      2,080  Marsh & McLennan Cos., Inc.                            271,960
      1,680  MBNA Corp.                                              63,105
      3,060  Mellon Financial Corp.                                 147,645
      5,900  Merrill Lynch & Co., Inc.                              413,000
      1,620  Northern Trust Corp.                                   138,308
        400  PMI Group, Inc.                                         29,550
      2,830  PNC Financial Services Group                           189,256
      2,980  Providian Financial Corp.                              309,920
      1,400  St. Paul Cos., Inc.                                     71,750
        400  State Street Corp.                                      49,896
      2,900  UnumProvident Corp.                                     81,925
        300  USA Education, Inc.                                     16,763
      4,090  Washington Mutual, Inc.                                179,960
      2,000  XL Capital, Ltd.                                       153,750

                                                                  4,473,533

             Healthcare - 16.14%
         20  3 Dimensional Pharmaceuticals, Inc. *                      478
      2,720  Abbott Laboratories                                    143,650
      1,550  Abgenix, Inc.  *                                       122,256
        300  Albany Molecular Research, Inc. *                       17,438
      1,100  Allergan, Inc.                                          92,469
      4,185  ALZA Corp. *                                           338,723
      3,480  Andrx Group *                                          250,560
        320  ArthroCare Corp. *                                       7,260
      1,320  BioSource International, Inc. *                         28,133
        400  Biovail Corp. *                                         16,825
      3,270  Cardinal Health, Inc.                                  309,832
        400  Celgene Corp. *                                         25,750
         40  Ciphergen Biosystems, Inc. *                             1,240
      1,100  Community Health Care *                                 31,006
      4,010  Genentech, Inc. *                                      330,825
      6,320  HCA-The Healthcare Co.                                 252,405
      2,060  Human Genome Sciences, Inc. *                          182,085
        400  IDEC Pharmaceuticals Corp. *                            78,450
        430  Illumina, Inc. *                                        13,975
      1,200  ImClone Systems, Inc. *                                 65,625
      3,130  Immunex Corp. *                                        133,221
      3,040  IVAX Corp. *                                           132,240
      1,180  McKesson HBOC, Inc.                                     33,114
        660  Medarex, Inc. *                                         40,342
      2,160  Millennium Pharmaceuticals, Inc. *                     156,735
        840  Mylan Laboratories, Inc.                                23,520

                                                                Value
   Shares                                                      (Note 2)

COMMON STOCKS (continued)

             Healthcare (continued)
      4,175  PE Corp.-PE Biosystems Group                  $        488,475
        380  Pfizer, Inc.                                            16,411
        400  Protein Design Labs, Inc. *                             54,031
      1,440  Quest Diagnostics, Inc. *                              138,600
      2,580  Sepracor, Inc. *                                       175,762
      8,470  Serono, S.A., ADR *                                    191,634
        900  Shire Pharmaceuticals Group PLC *                       56,587
      2,250  Tenet Healthcare Corp.                                  88,453
      4,430  Teva Pharmaceutical Industries, Ltd., ADR              261,924
      2,570  Waters Corp. *                                         186,486
      3,190  Watson Pharmaceuticals, Inc. *                         199,574
        500  Wellpoint Health Networks, Inc. *                       58,469

                                                                  4,744,563

             Technology - 36.11%
      2,455  Ariba, Inc. *                                          310,251
      1,380  ARM Holdings PLC *                                      13,616
      7,600  ARM Holdings PLC, ADR *                                228,000
      1,680  Automatic Data Processing, Inc.                        109,725
      5,735  BEA Systems, Inc. *                                    411,486
      2,240  Brocade Communications Systems, Inc. *                 509,320
      5,750  Check Point Software Technologies, Ltd. *              910,656
     23,015  Cisco Systems, Inc. *                                1,239,933
        500  Computer Network Technology Corp. *                     15,195
        930  Conductus, Inc. *                                        8,661
        459  Cybear Group *                                             315
      8,120  EMC Corp. *                                            723,187
      1,100  Emulex Corp. *                                         161,563
      3,530  Extreme Networks, Inc. *                               292,769
      3,520  Flextronics International, Ltd. *                      133,760
        700  Handspring, Inc. *                                      50,619
      2,265  i2 Technologies, Inc. *                                385,050
      2,700  Intel Corp.                                            121,500
      1,900  Interwoven, Inc. *                                     191,425
        260  JNI Corp. *                                             23,156
      2,060  Juniper Networks, Inc. *                               401,700
      2,805  Mercury Interactive Corp. *                            311,355
        600  Micron Technology, Inc. *                               21,111
      2,110  Microsoft Corp. *                                      145,326
      1,060  Network Appliance, Inc. *                              126,140
     13,557  Nortel Networks Corp.                                  616,844
     36,400  Oracle Corp. *                                       1,201,200
        925  Palm, Inc. *                                            49,545
      1,280  Rational Software Corp. *                               76,400
         10  Resonate, Inc. *                                           424
      5,090  Siebel Systems, Inc. *                                 534,132
      5,545  Sun Microsystems, Inc. *                               614,802
         40  Vastera, Inc. *                                            710
      2,085  VeriSign, Inc. *                                       275,220
      2,830  VERITAS Software Corp. *                               399,074

                                                                 10,614,170

             Telecommunications - 4.72%
      5,670  CIENA Corp. *                                          596,059
        500  Comverse Technology, Inc. *                             55,875
      6,435  Corning, Inc.                                          492,277
         40  Cosine Communications, Inc. *                            1,322
        640  EchoStar Communications Corp., Class A *                28,960
      3,400  Nokia Oyj, ADR                                         145,350
      1,040  QUALCOMM, Inc. *                                        67,714

                                                                  1,387,557

             Utilities - 5.88%
      5,920  AES Corp. *                                            334,480
        950  American Electric Power Co., Inc.                       39,425
      6,230  Calpine Corp. *                                        491,781
      2,200  Constellation Energy Group                              91,712
        400  DTE Energy Co.                                          14,450
      2,400  Duke Energy Corp.                                      207,450
      1,930  Dynegy, Inc., Class A                                   89,383
      1,000  El Paso Energy Corp.                                    62,688
      2,500  Exelon Corp. *                                         150,312
        500  FPL Group, Inc.                                         33,000
      1,400  Public Service Enterprise Group, Inc.                   58,100
      2,600  Reliant Energy, Inc.                                   107,412
      1,000  Southern Co.                                            29,375
        650  Southern Energy, Inc. *                                 17,713
        150  TNPC, Inc. *                                             2,494

                                                                  1,729,775

             Miscellaneous - 0.02%
        400  Grupo Aeroportuario
             del Sureste, S.A. de C.V. *                              5,950

             Total Common Stocks                                 26,769,839
              ( Cost $25,676,641 )

   Par Value

CERTIFICATE OF DEPOSIT - 11.26%

  3,309,116  State Street Eurodollar
             6.000%, due 11/01/00                                 3,309,116

             Total Certificate of Deposit                         3,309,116

             ( Cost $3,309,116 )

TOTAL INVESTMENTS - 102.32%                                      30,078,955

( Cost $28,985,757** )
NET OTHER ASSETS AND LIABILITIES  - (2.32)%                        (681,704)

TOTAL NET ASSETS  - 100.00%                                $    $29,397,251

*    Non-income producing.

**   Aggregate cost for Federal tax purposes was $29,348,550.

ADR  American Depository Receipt.

              INTERNATIONAL STOCK FUND-- Portfolio of Investments

                                                                Value
   Shares                                                      (Note 2)
 COMMON STOCKS - 89.97%
             Australia - 1.09%
      8,400  Cochlear, Ltd.                                $        117,997
     88,931  Telstra Corp., Ltd.                                    290,229

                                                                    408,226

             Belgium - 2.10%
      2,400  Ackermans & van Haaren N.V.                             72,280
      8,113  Creyf's N.V.                                           209,650
         13  Creyf's N.V.                                                 0
      3,281  Dexia                                                  493,118
        100  Dexia                                                   15,233

                                                                    790,281

             Brazil - 1.92%
      2,700  Companhia Brasileira de Distribuicao
             Grupo Pao de Acucar, ADR                                96,187
      7,200  Companhia de Bebidas das Americas, ADR                 162,450
     11,800  Companhia Paranaense
             de Energia-Copel, ADR                                  106,937
      3,900  Embratel Participacoes, S.A., ADR                       63,131
      3,000  Petroleo Brasileiro, S.A., ADR *                        87,188
      6,814  Tele Norte Leste Participacoes, S.A., ADR              150,766
      1,700  Telesp Celular Participacoes, S.A., ADR                 53,763

                                                                    720,422

             Chile - 0.33%
      5,900  Administradora de Fondas
             de Pensiones Provida, S.A., ADR                        125,375

             Finland - 1.93%
      7,700  Amer Group, Ltd.                                       171,197
     14,660  UPM-Kymmene Oyj                                        414,890
      7,500  Vaisala Oyj *                                          140,019

                                                                    726,106

             France - 5.61%
      3,850  BNP Paribas, S.A. *                                    331,939
      3,800  Carbone-Lorraine, S.A.                                 162,201
     30,300  European Aeronautic
             Defence and Space Co. *                                617,102
      2,504  Groupe Danone *                                        350,183
      2,700  Neopost, S.A. *                                         51,805
      3,893  Suez Lyonnaise des Eaux, S.A.                          593,987

                                                                  2,107,217

             Germany - 7.29%
      9,180  BASF AG                                                359,905
      5,587  Bayer AG                                               242,509
      5,800  Bayerische Hypo- und Vereinsbank AG                    318,692
     16,100  DaimlerChrysler AG                                     741,872
     12,100  Deutsche Telekom AG                                    454,362
      5,600  Hawesko Holding AG                                      77,460
      3,011  Techem AG *                                             73,588
     33,000  ThyssenKrupp AG                                        470,464

                                                                  2,738,852

             Greece - 0.26%
      2,300  Cosmote, S.A. *                                         17,243
      1,400  Hellenic Telecommunications
             Organization, S.A., ADR                                 12,250
      3,811  Hellenic Telecommunications
             Organization, S.A.                                      66,571

                                                                     96,064

             Hong Kong - 1.47%
      7,320  China Mobile (Hong Kong), Ltd., ADR *                  224,175
    154,000  Esprit Holdings, Ltd.                                  132,299
     30,000  Shaw Brothers (Hong Kong), Ltd.                         20,195
    186,000  Tingyi (Cayman Islands) Holdings Corp.                  22,418
     36,000  VTech Holdings, Ltd.                                    67,624
     47,000  Yue Yuen Industrial Holdings, Ltd.                      87,383

                                                                    554,094

             Hungary - 0.30%
      1,030  Gedeon Richter Rt.                                      50,096
      2,650  Magyar Tavkozlesi Rt., ADR                              62,275

                                                                    112,371

             India - 1.39%
      1,300  Hindalco Industries, Ltd., GDR                          19,842
      3,250  Hindalco Industries, Ltd.                               49,591
        430  Infosys Technologies, Ltd.                              65,809
      4,500  ITC, Ltd.                                               73,175
      4,300  Larsen & Toubro, Ltd., GDR, 144A (C)                    27,205
     20,000  Mahanagar Telephone Nigam, Ltd.                         60,198
     16,400  Reliance Industries, Ltd.                              106,130
      3,600  Satyam Computer Services, Ltd.                          23,612
     27,600  State Bank of India                                     96,625

                                                                    522,187

             Indonesia - 0.13%
     27,500  PT Hanjaya Mandala Sampoerna                            32,319
    150,000  PT Indah Kiat Pulp & Paper Corp. Tbk *                  16,426

                                                                     48,745

             Ireland - 0.60%
    184,500  Waterford Wedgwood PLC                                 225,456

             Israel - 0.44%
     25,500  Bank Hapoalim, Ltd.                                     64,505
        460  Check Point Software Technologies, Ltd. *               72,852
      4,500  Partner Communications Co., Ltd., ADR *                 27,000

                                                                    164,357

             Italy - 2.61%
     77,400  ENI SpA                                                419,049
      8,600  Industrie Natuzzi SpA, ADR                             102,125
     14,700  Interpump Group SpA                                     61,374
     73,011  Telecom Italia SpA                                     397,146

                                                                    979,694

                                                                Value
   Shares                                                      (Note 2)

COMMON STOCKS (continued)

             Japan - 17.99%
      1,200  ADERANS Co., Ltd.                             $         43,880
     33,000  Dai Nippon Printing Co., Ltd.                          517,161
      5,000  Diamond Lease Co., Ltd.                                 59,433
     12,000  Fuji Photo Film Co., Ltd.                              445,402
      6,000  Hitachi Medical Corp.                                   61,531
     47,000  Hitachi, Ltd.                                          503,964
      1,500  Hokuto Corp.                                            47,565
      8,000  Honda Motor Co., Ltd.                                  276,406
      2,000  I S B Corp.                                             20,529
      3,900  IMPACT 21 Co., Ltd.                                     45,500
     12,000  Ito-Yokado Co., Ltd.                                   542,180
      7,000  Japan Digital Laboratory Co., Ltd.                      92,700
      1,000  Kawasumi Laboratories, Inc.                              9,211
      2,000  KOSE Corp.                                              69,468
      4,000  Maruichi Steel Tube, Ltd.                               56,784
     33,000  Matsushita Electric Industrial Co., Ltd.               958,713
      1,500  Meitec Corp.                                            62,961
      3,000  Ministop Co., Ltd.                                      61,311
      4,000  Nippon Ceramic Co., Ltd.                                66,022
     12,000  Nippon Shinyaku Co., Ltd.                              117,674
         55  Nippon Telegraph and Telephone Corp.                   500,527
     20,000  Nomura Securities Co., Ltd.                            424,323
     32,000  Sankyo Co., Ltd.                                       705,311
      3,000  Secom Techno Service Co., Ltd.                          65,985
     41,000  Sumitomo Bank, Ltd.                                    497,869
     49,000  Sumitomo Corp.                                         431,105
         40  Yoshinoya D&C Co., Ltd.                                 75,150

                                                                  6,758,665

             Mexico - 2.91%
     52,700  Carso Global Telecom *                                 117,662
      3,776  Cemex S.A. de C.V., ADR                                 79,768
      3,190  Fomento Economico Mexicano,
             S.A. de C.V., ADR                                      121,818
     34,500  Grupo Aeroportuario del Sureste,
             S.A. de C.V., Series B *                                51,231
     84,300  Grupo Financiero Banamex Accival,
             S.A. de C.V., Class O *                                131,001
     33,000  Grupo Financiero Banorte,
             S.A. de C.V., Class O *                                 49,280
      9,400  Grupo Iusacell S.A. de C.V., ADR *                     122,200
      2,200  Grupo Televisa, S.A., GDR *                            119,075
     14,100  Kimberly-Clark de Mexico,
             S.A. de C.V., Class A                                   36,052
      1,400  Telefonos de Mexico SA, ADR, Class L                    75,513
      7,200  Tubos de Acero de Mexico, S.A., ADR                    109,512
     35,000  Wal-Mart de Mexico
             S.A. de C.V., Series C *                                79,791

                                                                  1,092,903

             Netherlands - 4.58%
      2,800  Beter Bed Holding N.V.                                  29,226
     21,700  Fortis N.V.                                            662,926
      2,600  Fugro N.V.                                             153,232
      6,731  Hunter Douglas N.V.                                    193,057
      5,900  Internatio-Muller N.V.                                 115,155
        300  Kempen & Co N.V.                                        18,457
      7,663  Koninklijke (Royal) Philips
             Electronics N.V. *                                     301,146
      6,300  N.V. Holdingmaatschappij De Telegraaf                  125,101
      2,200  PinkRoccade N.V.                                       122,283

                                                                  1,720,583

             Norway - 1.35%
      6,300  Ekornes ASA                                             47,527
      1,710  Hands ASA *                                              5,381
     27,300  Merkantildata ASA                                      128,865
     19,000  P4 Radio Hele Norge ASA                                 92,144
     22,900  Tandberg Television ASA                                231,986

                                                                    505,903

             Peru - 0.10%
      5,100  Credicorp, Ltd.                                         37,294

             Philippines - 0.34%
    631,000  Benpres Holdings Corp. *                                31,457
     19,920  Manila Electric Co., Class B                            16,357
      5,200  Philippine Long Distance
             Telephone Co., ADR                                      80,600

                                                                    128,414

             Russia - 0.92%
      6,180  Mobile Telesystems, ADR *                              170,722
      3,300  OAO Lukoil Holding, ADR                                176,220

                                                                    346,942

             Singapore - 0.08%
     41,000  Want Want Holdings, Ltd.                                28,495

             South Africa - 0.94%
     19,500  ABSA Group, Ltd.                                        66,275
        900  Anglo American Platinum Corp., Ltd.                     35,111
      1,700  Impala Platinum Holdings, Ltd.                          72,841
     70,700  Sanlam, Ltd.                                            73,395
     13,600  Sasol, Ltd.                                            104,135

                                                                    351,757

             South Korea - 2.29%
      4,700  Hyundai Electronics Industries Co., Ltd. *              28,882
      9,171  Kookmin Bank                                           104,811
      4,600  Korea Electric Power Corp.                             102,716
      2,590  Korea Telecom Corp., ADR                                95,506
        400  Korea Telecom Corp.                                     23,561
        600  Pohang Iron & Steel Co., Ltd.                           34,866
      2,400  Pohang Iron & Steel Co., Ltd., ADR                      37,950
      2,199  Samsung Electronics, GDR, 144A (C)                     161,627
      1,484  Samsung Fire & Marine Insurance                         34,442
      9,439  SK Telecom Co., Ltd, ADR                               236,565

                                                                    860,926

                                                                Value
   Shares                                                      (Note 2)

COMMON STOCKS (continued)

             Spain - 3.58%
      1,200  Abengoa, S.A.                                 $         34,368
      6,000  Aldeasa, S.A.                                          113,543
      2,200  Banco Pastor, S.A.                                      85,692
     34,166  Empresa Nacional de Electricidad, S.A.                 556,671
     35,678  Iberdrola, S.A.                                        436,282
     12,000  Prosegur, CIA de Seguridad S.A.                        118,125

                                                                  1,344,681

             Sweden - 1.63%
      3,100  Elanders AB, Series B                                   46,226
     26,300  Electrolux AB, Series B                                331,635
      5,950  Industrial & Financial Systems AB, Series B             46,743
      8,300  Nobel Biocare AB                                       186,894

                                                                    611,498

             Switzerland - 4.92%
         65  Bank Sarasin & Cie, Registered, Class B                209,724
        340  Edipresse, S.A.                                        137,127
        980  Gretag Imaging Group, Registered                       176,091
         83  Roche Holding AG                                       758,155
      1,170  Zurich Financial Services AG                           566,255

                                                                  1,847,352

             Taiwan - 1.25%
      3,400  ASE Test, Ltd. *                                        52,488
      7,344  Asustek Computer, Inc., GDR, 144A (C)                   39,658
      5,610  China Steel Corp., GDR                                  63,393
      4,917  Compal Electronics, Inc.                                38,351
     23,520  Far Eastern Textile, Ltd.                               19,369
      6,200  Siliconware Precision Industries Co., ADR               24,800
     37,000  Taiwan Semiconductor
             Manufacturing Co., Ltd                                 112,260
      8,700  United Microelectronics Corp., ADR *                    98,962
      3,000  Via Technologies, Inc.                                  21,548

                                                                    470,829

             Turkey - 0.88%
  1,432,627  Anadolu Efes Biracilik ve
             Malt Sanayii A.S. *                                     83,965
      7,800  Turkcell Iletisim Hizmetleri A.S., ADR *                85,312
      6,800  Turkiye Garanti Bankasi A.S.,
             ADR, 144A (C) *                                         69,360
 10,703,517  Yapi ve Kredi Bankasi A.S.                              92,531

                                                                    331,168

             United Kingdom - 18.41%
     22,300  AEA Technology PLC                                     107,261
      6,900  AMEC PLC                                                29,183
     83,700  Ashtead Group PLC                                      143,304
     31,000  BAA PLC                                                257,732
     21,100  Barclays PLC                                           603,728
     31,760  Bass PLC                                               310,824
     60,500  Boots Co. PLC                                          482,803
     36,100  British Telecommunications PLC                         423,225
     36,700  CGNU PLC                                               490,964
    100,500  Corporate Services Group PLC *                          94,783
      7,788  Euromoney Institutional Investor PLC                    61,020
      8,400  Glaxo Wellcome PLC                                     241,809
    258,000  Invensys PLC                                           615,797
      4,700  Luminar PLC                                             45,418
     24,100  Man Group PLC                                          173,091
     19,600  Northgate PLC                                          115,745
     37,800  Old Mutual PLC                                          82,954
     50,700  ScottishPower PLC                                      380,689
      5,700  Signet Group PLC, ADR                                  139,650
      3,100  South African Breweries PLC                             18,667
     11,200  South African Breweries PLC                             67,096
     12,588  SSL International PLC                                  145,660
    146,800  Tesco PLC                                              559,656
    126,700  Unilever PLC                                           857,132
    113,000  Vodafone Group PLC                                     470,147

                                                                  6,918,338

             United States - 0.25%
        840  Comverse Technology, Inc. *                             93,870

             Venezuela - 0.08%
      1,600  Compania Anonima Nacional
             Telefonos de Venezuela, ADR                             30,400

             Total Common Stocks                                 33,799,465

             ( Cost $34,819,225 )

PREFERRED STOCKS - 0.80%

             Brazil - 0.43%
  7,100,000  Banco Bradesco, S.A.                                    43,887
  1,535,000  Banco Itau, S.A.                                       119,407

                                                                    163,294

             Colombia - 0.01%
      2,000  Banco Ganadero, S.A., ADR                                4,500

             Germany - 0.36%
      3,800  Fielmann  AG                                           133,824

             Total Preferred Stocks                                 301,618

             ( Cost $270,981 )

                                                               Value
   Shares                                                      (Note 2)

WARRANTS AND RIGHTS - 0.00%

             Singapore - 0.00%
      4,100  Want Want Holdings, Ltd. *                                 779

             Total Warrants and Rights                                  779

             ( Cost $205 )

    Par Value
CERTIFICATE OF DEPOSIT - 9.14%

  3,433,947  State Street Eurodollar
             6.000%, due 11/01/00                                 3,433,947

             Total Certificate of Deposit                         3,433,947
              ( Cost $3,433,947 )

TOTAL INVESTMENTS  - 99.91%                                      37,535,809
 ( Cost $38,524,358** )
NET OTHER ASSETS AND LIABILITIES  - 0.09%                            31,578

TOTAL NET ASSETS  - 100.00%                                     $37,567,387

*    Non-income producing.

**   Aggregate cost for Federal tax purposes was $38,710,698.

(C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR  American Depository Receipt.

GDR  Global Depository Receipt.

OTHER INFORMATION:
Industry Concentration as a Percentage of Net Assets:       % of Net Assets

             Communication Services                              12.53%
             Certificate of Deposit                               9.14%
             Banks                                                7.79%
             Drugs & Healthcare                                   6.35%
             Household Appliances & Home Furnishings              5.75%
             Financial Services                                   5.39%
             Food & Beverages                                     4.46%
             Electric Utilities                                   4.26%
             Retail Trade                                         3.61%
             Insurance                                            3.32%
             Retail Grocery                                       3.03%
             Business Services                                    3.02%
             Electronics                                          2.90%
             Automobiles                                          2.71%
             Industrial Machinery                                 2.40%
             Mining                                               2.24%
             Computers & Business Equipment                       2.23%
             Miscellaneous                                        2.14%
             Chemicals                                            2.07%
             Oil-Domestic                                         1.86%
             Aerospace                                            1.64%
             Leisure Time                                         1.64%
             Gas & Pipeline Utilities                             1.58%
             Paper                                                1.24%
             Software                                             1.23%
             Conglomerates                                        1.23%
             Construction & Mining Equipment                      1.11%
             Hotels & Restaurants                                 1.00%
             Electrical Equipment                                 0.43%
             Apparel & Textiles                                   0.41%
             Railroads & Equipment                                0.31%
             Tobacco                                              0.28%
             Construction Materials                               0.21%
             Telephone                                            0.20%
             Cosmetics & Toiletries                               0.12%
             Net Other Assets and Liabilities                     0.09%
             Household Products                                   0.08%

                                                                100.00%

                      This page intentionally left blank.

                      Statements of Assets and Liabilities

                                                                        Cash Reserves           Bond                 Balanced
                                                                            Fund                Fund                   Fund

ASSETS:
Investments (Note 2):
Investments at cost                                            $        7,847,446      $       24,430,307      $        83,634,227
Net unrealized appreciation (depreciation)                                     --                 142,440                7,197,978
                                                               ------------------      ------------------      -------------------
        Total investments at value                                      7,847,446              24,572,747               90,832,205
Cash                                                                                                   --                       --
Foreign currency (Cost $2,239 and $42,060) (Note 2)                            --                      --                       --
Receivables:
   Investments sold                                                            --                 971,364                  685,787
   Fund shares sold                                                       120,902                 194,791                1,157,047
   Dividends and interest                                                   6,188                 311,981                  548,116
   Due from Advisor, net                                                    5,533                   1,001                       --
Deferred organization and offering costs                                   18,142                  18,142                   18,142
Prepaid registration fees                                                      --                      --                       --
                                                               ------------------      ------------------      -------------------
   Total Assets                                                         7,998,211              26,070,026               93,241,297
                                                               ------------------      ------------------      -------------------

LIABILITIES:
Payable to custodian                                                           --                      --                       --
Net unrealized depreciation on forward currency contracts                      --                      --                       --
Payables:
   Investments purchased                                                       --               1,757,638                2,286,030
   Due to Advisor, net                                                         --                      --                   41,166
   Fund shares repurchased                                                     --                   7,079                   39,275
   Administration and transfer agent fees                                   7,812                  11,259                   19,113
   Distribution fees - Class B                                              1,682                   6,743                   38,123
   Shareholder servicing fees                                                  --                   4,632                   18,159
Accrued expenses and other payables                                        19,738                  21,581                   42,756
                                                               ------------------      ------------------      -------------------
        Total Liabilities                                                  29,232               1,808,932                2,484,622
                                                               ------------------      ------------------      -------------------
NET ASSETS                                                     $        7,968,979      $       24,261,094      $        90,756,675
                                                               ==================      ==================      ===================

NET ASSETS consist of:
   Paid-in capital                                             $        7,937,458      $       24,907,494      $        84,009,170
   Accumulated undistributed (distributions in excess of)
     net investment income                                                 31,584                  20,068                   11,140
   Accumulated net realized gain (loss) on investments sold
     and foreign currency related transactions                                (63)               (808,908)                (461,613)
   Net unrealized appreciation (depreciation) of investments
  (including appreciation (depreciation) of foreign currency
   related transactions)                                                       --                 142,440                7,197,978
                                                               ------------------      ------------------      -------------------

TOTAL NET ASSETS                                               $        7,968,979      $       24,261,094      $        90,756,675
                                                               ==================      ==================      ===================

Class A Shares:
   Net Assets                                                  $        5,104,274      $       13,278,980      $        27,088,260
   Shares of beneficial interest outstanding                            5,105,217               1,387,473                2,140,633
   NET ASSET VALUE and redemption price per share              $             1.00      $             9.57      $             12.65
   Sales charge of offering price*                                          0.056                    0.43                     0.71
                                                               ------------------      ------------------      -------------------
   Maximum offering price per share                            $            1.056      $            10.00      $             13.36
                                                               ==================      ==================      ===================

Class B Shares:
   Net Assets                                                  $        2,864,705      $       10,982,114      $        63,668,415
   Shares of beneficial interest outstanding                            2,863,898               1,146,943                5,027,653
   NET ASSET VALUE and redemption price per share**            $             1.00      $             9.58      $             12.66
                                                               ==================      ==================      ===================


* Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund, 5.3% for the Balanced Fund, 4.3% for the High Income Fund and 5.3% for the Growth and Income Fund, Capital Appreciation Fund, Emerging Growth Fund and International Stock Fund.
** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.

      High Income            Growth and Income         Capital Appreciation           Emerging Growth          International Stock
         Fund                      Fund                        Fund                        Fund                       Fund

$       23,621,165         $       140,125,402         $        78,625,366         $        28,985,757         $        38,524,358
        (2,832,989)                 13,293,851                  15,245,397                   1,093,198                    (988,549)
------------------         -------------------         -------------------         -------------------         -------------------
        20,788,176                 153,419,253                  93,870,763                  30,078,955                  37,535,809
               439                          --                          --                          --                          --
             2,279                          --                          --                          --                      41,014

            20,573                          --                          --                     463,087                       4,544
           112,408                   1,040,983                     775,014                     173,398                      61,418
           539,609                     101,322                      48,293                       5,384                      69,075
               535                          --                          --                          --                          --
            18,142                      18,142                      18,142                          --                      18,142
                --                          --                          --                       7,557                          --
------------------         -------------------         -------------------         -------------------         -------------------
        21,482,161                 154,579,700                  94,712,212                  30,728,381                  37,730,002
------------------         -------------------         -------------------         -------------------         -------------------

                --                          --                          --                          60                       6,198
               664                          --                          --                          --                          --

           743,717                     457,251                   1,559,977                   1,270,582                      45,816
                --                      61,039                      49,491                      11,631                      17,078
             3,341                     106,758                      38,013                       1,571                       2,557
             8,748                      30,616                      19,101                      13,813                      20,193
             7,858                      64,274                      33,639                       5,400                       3,408
             4,391                      30,418                      17,728                       6,256                       7,862
            48,073                      43,200                      23,524                      21,817                      59,503
------------------         -------------------         -------------------         -------------------         -------------------
           816,792                     793,556                   1,741,473                   1,331,130                     162,615
------------------         -------------------         -------------------         -------------------         -------------------
$       20,665,369         $       153,786,144         $        92,970,739         $        29,397,251         $        37,567,387
==================         ===================         ===================         ===================         ===================

$       24,080,146         $       142,000,991         $        78,197,402         $        35,110,044         $        40,505,059

            76,204                          --                          --                          --                      24,450

          (657,368)                 (1,508,698)                   (472,060)                 (6,805,960)                 (1,969,291)

        (2,833,613)                 13,293,851                  15,245,397                   1,093,167                    (992,831)
------------------         -------------------         -------------------         -------------------         -------------------

$       20,665,369         $       153,786,144         $        92,970,739         $        29,397,251         $        37,567,387
==================         ===================         ===================         ===================         ===================

$        8,395,369         $        46,993,735         $        35,888,986         $        20,731,888         $        32,069,981
         1,046,297                   3,341,598                   2,183,661                   2,635,594                   3,357,209
$             8.02         $             14.06         $             16.44         $              7.87         $              9.55
              0.36                        0.79                        0.92                        0.44                        0.53
------------------         -------------------         -------------------         -------------------         -------------------
$             8.38         $             14.85         $             17.36         $              8.31         $             10.08
==================         ===================         ===================         ===================         ===================

$       12,270,000         $       106,792,409         $        57,081,753         $         8,665,363         $         5,497,406
         1,526,217                   7,649,218                   3,538,774                   1,106,686                     579,979
$             8.04         $             13.96         $             16.13         $              7.83         $              9.48
==================         ===================         ===================         ===================         ===================

                See accompanying Notes to Financial Statements.

          Statements of Operations For the Year Ended October 31, 2000

                                                                   Cash Reserves              Bond                   Balanced
                                                                       Fund                   Fund                     Fund

INVESTMENT INCOME:
   Dividends                                                   $               --      $               --      $           380,300
   Interest                                                               480,607               1,251,158                2,193,416
        Less: Foreign taxes withheld                                           --                      --                       --
                                                               ------------------      ------------------      -------------------
        Total investment income                                           480,607               1,251,158                2,573,716
                                                               ------------------      ------------------      -------------------

EXPENSES:
Management fees (Note 3)                                                   31,220                  84,362                  425,620
Administration and transfer agent fees (Note 3)                            88,367                  99,351                  140,664
Registration expenses                                                      14,954                  14,189                   34,395
Custodian and accounting fees                                               8,285                  15,668                   23,752
Professional fees                                                           8,369                   8,886                   13,880
Reports to shareholder expense                                                603                   3,085                   12,038
Trustees' fees                                                                463                   1,135                    4,813
Distribution fees - Class B (Note 3)                                       22,385                  66,112                  342,141
Shareholder servicing fees - Class A (Note 3)                                  --                  20,130                   49,643
Shareholder servicing fees - Class B (Note 3)                                  --                  22,051                  114,057
Amortization of organization and offering costs (Note 2)                    8,425                   8,425                    8,425
Other expenses                                                              1,114                   2,082                    8,379
                                                               ------------------      ------------------      -------------------
   Total expenses before reimbursement                                    184,185                 345,476                1,177,807
   Less reimbursement (Note 3)                                           (118,873)               (127,512)                (114,370)
                                                               ------------------      ------------------      -------------------
   Total expenses net of reimbursement/waiver                              65,312                 217,964                1,063,437
                                                               ------------------      ------------------      -------------------

NET INVESTMENT INCOME (LOSS)                                              415,295               1,033,194                1,510,279
                                                               ------------------      ------------------      -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2)
   Net realized gain (loss) on investments (including net
     realized gain on foreign currency related transactions)                  (63)               (452,538)                (244,076)
   Net change in unrealized appreciation (depreciation) on
      investments (including net unrealized appreciation
     (depreciation) on foreign currency related transactions)                  --                 169,747                3,278,145
                                                               ------------------      ------------------      -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                                              (63)               (282,791)               3,034,069
                                                               ------------------      ------------------      -------------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                              $          415,232      $          750,403      $         4,544,348
                                                               ==================      ==================      ===================


(1) Fund commenced investment operations on February 29, 2000.


      High Income            Growth and Income         Capital Appreciation          Emerging Growth           International Stock
         Fund                      Fund                      Fund                       Fund (1)                     Fund

$           20,372         $          1,530,174        $           400,695         $            33,202         $           756,907
         1,953,361                      239,631                    139,028                     100,029                     100,366
              (162)                          --                         --                        (408)                    (76,893)
------------------         --------------------        -------------------         -------------------         -------------------
         1,973,571                    1,769,805                    539,723                     132,823                     780,380
------------------         --------------------        -------------------         -------------------         -------------------


           104,432                      631,743                    438,194                     127,737                     403,418
            95,075                      183,020                    131,740                      69,827                     125,395
            11,279                       39,463                     28,396                      13,490                      12,054
            25,993                       17,453                     13,329                      11,360                     122,318
             8,502                       18,683                     11,727                       9,084                       9,801
             3,753                       23,887                     10,350                       3,187                       7,506
               740                        6,396                      3,309                         698                       1,512
            80,906                      609,029                    283,158                      26,739                      34,098
            20,485                       84,101                     51,649                      33,666                      84,684
            26,983                      203,055                     94,416                       8,913                      11,368
             8,425                        8,425                      8,425                      17,287                       8,425
             2,432                        9,967                      6,128                       2,029                       6,319
------------------         --------------------        -------------------         -------------------         -------------------
           389,005                    1,835,222                  1,080,821                     324,017                     826,898
          (118,223)                     (77,523)                   (96,580)                    (92,898)                   (178,647)
------------------         --------------------        -------------------         -------------------         -------------------
           270,782                    1,757,699                    984,241                     231,119                     648,251
------------------         --------------------        -------------------         -------------------         -------------------

         1,702,789                       12,106                   (444,518)                    (98,296)                    132,129
------------------         --------------------        -------------------         -------------------         -------------------




          (258,795)                  (1,195,785)                   114,311                  (6,811,319)                 (1,881,318)


        (1,783,785)                   7,385,906                  9,962,008                   1,093,167                  (2,065,004)
------------------         --------------------        -------------------         -------------------         -------------------


        (2,042,580)                   6,190,121                 10,076,319                  (5,718,152)                 (3,946,322)
------------------         --------------------        -------------------         -------------------         -------------------


$         (339,791)        $          6,202,227        $         9,631,801         $        (5,816,448)        $        (3,814,193)
==================         ====================        ===================         ===================         ====================

                See accompanying Notes to Financial Statements.


                       Statements of Changes in Net Assets

                                                                          Cash Reserves                          Bond
                                                                              Fund                               Fund

                                                                 Year Ended        Year Ended         Year Ended        Year Ended
                                                             October 31, 2000  October 31, 1999   October 31, 2000  October 31, 1999

NET ASSETSat beginning of period                               $     7,981,951   $    5,233,081     $   15,498,925  $     7,022,297
                                                               ---------------  ---------------    ---------------  ---------------

Increase in net assets from operations:
   Net investment income                                               415,295          262,711          1,033,194          578,153
   Net realized gain (loss)                                                (63)              42           (452,538)        (341,357)
   Net change in unrealized appreciation (depreciation)                     --               --            169,747          (89,553)
                                                               ---------------  ---------------    ---------------  ---------------
   Net increase (decrease) in net assets from operations               415,232          262,753            750,403          147,243
                                                               ---------------  ---------------    ---------------  ---------------

Distributions to shareholders from:
   Net investment income
      Class A                                                         (272,200)        (193,602)          (525,490)        (345,079)
      Class B                                                         (143,125)         (69,068)          (508,730)        (233,074)
   Net realized gains
      Class A                                                               --               --                 --          (28,262)
      Class B                                                               --               --                 --           (9,835)
                                                               ---------------  ---------------    ---------------  ---------------
      Total distributions                                             (415,325)        (262,670)        (1,034,220)        (616,250)
                                                               ---------------  ---------------    ---------------  ---------------

Capital Share transactions:
   Class A Shares
      Shares sold                                                    5,234,906        1,463,270          6,976,002        3,599,208
      Issued to shareholders in reinvestment of distributions          271,074          192,249            514,391          372,980
      Shares redeemed                                               (4,882,011)      (1,513,071)        (2,060,463)        (514,328)
                                                               ---------------  ---------------    ---------------  ---------------
      Net increase (decrease) from capital share transactions          623,969          142,448          5,429,930        3,457,860
                                                               ---------------  ---------------    ---------------  ---------------
   Class B Shares
      Shares sold                                                    3,541,946        4,494,991          5,238,219        6,343,163
      Issued to shareholders in reinvestment of distributions          140,677           68,769            473,758          228,798
      Shares redeemed                                               (4,319,471)      (1,957,421)        (2,095,921)      (1,084,186)
                                                               ---------------  ---------------    ---------------  ---------------
      Net increase (decease) from capital share transactions          (636,848)       2,606,339          3,616,056        5,487,775
                                                               ---------------  ---------------    ---------------  ---------------
Total increase (decrease) in net assets                                (12,972)       2,748,870          8,762,169        8,476,628
                                                               ---------------  ---------------    ---------------  ---------------

NETASSETS at end of period (including line A)                  $     7,968,979   $    7,981,951     $   24,261,094  $    15,498,925
                                                               ===============  ===============    ===============  ===============

(A) Undistributed net investment income                        $        31,584   $       29,722     $       20,068  $        12,355
                                                               ===============  ===============    ===============  ===============

OTHERINFORMATION:
Capital Share transactions:
   Class A Shares
      Shares sold                                                    5,234,891        1,467,709            728,394          361,356
      Issued to shareholders in reinvestment of distributions          271,062          193,165             53,722           37,674
      Shares redeemed                                               (4,881,981)      (1,517,727)          (214,902)         (51,766)
                                                               ---------------  ---------------    ---------------  ---------------
      Net increase (decrease) in shares outstanding                    623,972          143,147            567,214          347,264
                                                               ---------------  ---------------    ---------------  ---------------
   Class B Shares
      Shares sold                                                    3,541,848        4,542,489            545,816          637,845
      Issued to shareholders in reinvestment of distributions          140,622           68,511             49,469           23,198
      Shares redeemed                                               (4,319,316)      (2,004,599)          (218,789)        (109,947)
                                                               ---------------  ---------------    ---------------  ---------------
      Net increase (decrease) in shares outstanding                   (636,846)       2,606,401            376,496          551,096
                                                               ---------------  ---------------    ---------------  ---------------

                See accompanying Notes to Financial Statements.


                Balanced                                  High Income                              Growth and Income
                  Fund                                        Fund                                        Fund

      Year Ended          Year Ended              Year Ended           Year Ended             Year Ended            Year Ended
   October 31, 2000    October 31, 1999        October 31, 2000     October 31, 1999       October 31, 2000      October 31, 1999

 $       46,560,118  $       23,109,847       $       17,278,309  $        9,677,254       $      81,501,997   $       25,577,029
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------

          1,510,279             722,479                1,702,789           1,198,240                  12,106               56,087
           (244,076)            129,310                 (258,795)           (327,673)             (1,195,785)            (118,122)
          3,278,145           3,512,277               (1,783,785)             38,689               7,385,906            5,867,753
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------
          4,544,348           4,364,066                 (339,791)            909,256               6,202,227            5,805,718
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------


           (559,926)           (431,006)                (765,887)           (639,267)                (87,911)            (104,915)
           (946,179)           (291,473)                (928,501)           (558,973)                (35,566)                  --

           (105,600)            (11,733)                      --             (18,678)                (39,692)             (10,773)
           (237,904)            (20,814)                      --              (6,615)                (89,517)             (29,659)
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------
         (1,849,609)           (755,026)              (1,694,388)         (1,223,533)               (252,686)            (145,347)
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------


         15,089,626          22,621,347                1,545,554           2,118,956              25,493,468           17,647,334
            658,892             439,832                  735,562             645,554                 127,180              114,550
         (4,812,012)        (25,576,825)                (924,681)           (871,164)             (6,358,513)          (5,460,361)
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------
         10,936,506          (2,515,646)               1,356,435           1,893,346              19,262,135           12,301,523
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------

         36,064,441          23,989,683                5,816,822           7,053,287              57,537,601           40,923,793
          1,163,242             304,240                  702,434             462,448                 123,944               29,580
         (6,662,371)         (1,937,046)              (2,454,452)         (1,493,749)            (10,589,074)          (2,990,299)
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------
         30,565,312          22,356,877                4,064,804           6,021,986              47,072,471           37,963,074
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------
         44,196,557          23,450,271                3,387,060           7,601,055              72,284,147           55,924,968
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------

 $       90,756,675  $       46,560,118       $       20,665,369  $       17,278,309       $     153,786,144   $       81,501,997
===================  ==================       ==================  ==================      ===================  ===================

 $           11,140  $            1,966       $           76,204  $           39,187       $              --   $                1
===================  ==================       ==================  ==================      ===================  ===================




          1,208,487           2,004,630                  178,683             227,759               1,846,869            1,367,430
             48,399              38,008                   86,177              69,992                   9,353                9,102
           (386,189)         (2,240,465)                (105,782)            (93,192)               (455,758)            (461,584)
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------
            870,697            (197,827)                 159,078             204,559               1,400,464              914,948
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------

          2,871,367           2,031,097                  668,629             753,638               4,170,579            3,142,758
             93,064              25,453                   81,293              50,649                   9,343                2,458
           (530,736)           (159,197)                (279,222)           (159,042)               (767,441)            (233,327)
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------
          2,433,695           1,897,353                  470,700             645,245               3,412,481            2,911,889
-------------------  ------------------       ------------------  ------------------      -------------------  -------------------

                See accompanying Notes to Financial Statements.

                       Statements of Changes in Net Assets

                                                                         Capital Appreciation                    Emerging Growth
                                                                                 Fund                                Fund (1)

                                                                     Year Ended        Year Ended                 Period Ended
                                                                  October 31, 2000  October 31, 1999            October 31, 2000

NET ASSETS at beginning of period                                 $    36,824,494   $    20,435,388             $             --
                                                                  ---------------  ----------------             ----------------

Increase in net assets from operations:
   Net investment income (loss)                                          (444,518)         (159,055)                     (98,296)
   Net realized gain (loss)                                               114,311          (390,468)                  (6,811,319)
   Net change in unrealized appreciation (depreciation)                 9,962,008         4,901,372                    1,093,167
                                                                  ---------------  ----------------             ----------------
   Net increase (decrease) in net assets from operations                9,631,801         4,351,849                   (5,816,448)
                                                                  ---------------  ----------------             ----------------

Distributions to shareholders from:
   Net investment income
      Class A                                                                  --                --                           --
      Class B                                                                  --                --                           --
   Net realized gains
      Class A                                                             (14,447)          (10,034)                          --
      Class B                                                             (26,348)               --                           --
                                                                  ---------------  ----------------             ----------------
      Total distributions                                                 (40,795)          (10,034)                          --
                                                                  ---------------  ----------------             ----------------

Capital Share transactions:
   Class A Shares
      Shares sold                                                      23,430,373         8,326,212                   25,755,958
      Issued to shareholders in reinvestment of distributions              14,391            10,009                           --
      Shares redeemed                                                  (4,619,423)      (10,439,625)                    (186,109)
                                                                  ---------------  ----------------             ----------------
      Net increase (decrease) from capital share transactions          18,825,341        (2,103,404)                  25,569,849
                                                                  ---------------  ----------------             ----------------
   Class B Shares
      Shares sold                                                      32,183,438        15,597,190                    9,908,820
      Issued to shareholders in reinvestment of distributions              26,124                --                           --
      Shares redeemed                                                  (4,479,664)       (1,446,495)                    (264,970)
                                                                  ---------------  ----------------             ----------------
      Net increase from capital share transactions                     27,729,898        14,150,695                    9,643,850
                                                                  ---------------  ----------------             ----------------
Total increase in net assets                                           56,146,245        16,389,106                   29,397,251
                                                                  ---------------  ----------------             ----------------

NETASSETS at end of period (including line A)                     $    92,970,739   $    36,824,494             $     29,397,251
                                                                  ===============  ================             ================

(A) Undistributed net investment income                           $            --   $            35             $             --
                                                                  ===============  ================             ================


OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
      Shares sold                                                       1,508,464           645,448                    2,656,627
      Issued to shareholders in reinvestment of distributions                 997               815                           --
      Shares redeemed                                                    (293,733)         (893,051)                     (21,033)
                                                                  ---------------  ----------------             ----------------
      Net increase (decrease) in shares outstanding                     1,215,728          (246,788)                   2,635,594
                                                                  ---------------  ----------------             ----------------
   Class B Shares
      Shares sold                                                       2,091,342         1,219,845                    1,137,730
      Issued to shareholders in reinvestment of distributions               1,827                --                           --
      Shares redeemed                                                    (294,032)         (120,110)                     (31,044)
                                                                  ---------------  ----------------             ----------------
      Net increase in shares outstanding                                1,799,137         1,099,735                    1,106,686
                                                                  ---------------  ----------------             ----------------


(1) Fund commenced investment operations on February 29, 2000.

                See accompanying Notes to Financial Statements.

                International Stock
                       Fund

           Year Ended          Year Ended
        October 31, 2000    October 31, 1999

      $       36,540,092  $       29,005,768
     -------------------  ------------------

                 132,129             416,820
              (1,881,318)          2,602,484
              (2,065,004)          1,996,743
     -------------------  ------------------
              (3,814,193)          5,016,047
     -------------------  ------------------


                (440,689)           (402,357)
                 (23,618)            (10,711)

              (2,379,485)         (1,172,577)
                (255,311)            (66,391)
     -------------------  ------------------
              (3,099,103)         (1,652,036)
     -------------------  ------------------


               2,588,770           1,024,723
               2,819,698           1,575,095
                (482,865)           (192,494)
     -------------------  ------------------
               4,925,603           2,407,324
     -------------------  ------------------

               3,486,182           1,965,892
                 276,979              76,883
                (748,173)           (279,786)
     -------------------  ------------------
               3,014,988           1,762,989
     -------------------  ------------------
               1,027,295           7,534,324
     -------------------  ------------------

      $       37,567,387  $       36,540,092
     ===================  ==================

      $           24,450  $          267,089
     ===================  ==================




                 247,409              93,829
                 255,360             151,888
                 (46,500)            (18,840)
     -------------------  ------------------
                 456,269             226,877
     -------------------  ------------------

                 334,355             180,336
                  25,337               7,421
                 (72,000)            (26,738)
     -------------------  ------------------
                 287,692             161,019
     -------------------  ------------------

                See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                     Class A                                    Class B

                                                   Year Ended    Year Ended   Inception(a) to Year Ended  Year Ended Inception(a) to
                                                   10/31/2000    10/31/1999    10/31/1998     10/31/2000   10/31/1999    10/31/1998
CASH RESERVES FUND                                 ----------    ----------    ----------    ----------    ----------    ----------

Net Asset Value, Beginning of Period               $     1.00    $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                   ----------    ----------    ----------    ----------    ----------    ----------

   Income from Investment Operations:
      Net investment income                              0.06          0.05          0.04          0.05          0.04          0.03
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                 0.06          0.05          0.04          0.05          0.04          0.03
                                                   ----------    ----------    ----------    ----------    ----------    ----------

   Less Distributions:
      Distributions from net investment income          (0.06)        (0.05)        (0.04)        (0.05)        (0.04)        (0.03)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total distributions                             (0.06)        (0.05)        (0.04)        (0.05)        (0.04)        (0.03)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase in net asset value                            --            --            --            --            --            --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                     $     1.00    $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                   ==========    ==========    ==========    ==========    ==========    ==========

Total Return+                                            5.77%         4.60%         4.21%(1)      4.97%         3.81%      3.50%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $    5,104    $    4,481    $    4,339    $    2,865    $    3,501    $      894
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor           2.07%         2.63%         4.76%(2)      2.82%         3.38%      5.51%(2)
   After reimbursement of expenses by Advisor            0.55%         0.55%         0.55%(2)      1.30%         1.30%      1.30%(2)
Ratios of net investment income (loss) to
  average net assets:
   Before reimbursement of expenses by Advisor           4.09%         2.33%         0.67%(2)      3.34%         1.84%    (0.08)%(2)
   After reimbursement of expenses by Advisor            5.61%         4.41%         4.88%(2)      4.86%         3.92%      4.13%(2)


BOND FUND

Net Asset Value, Beginning of Period               $     9.74    $    10.14    $    10.00    $     9.75    $    10.14    $    10.00
                                                   ----------    ----------    ----------    ----------    ----------    ----------

   Income from Investment Operations:
      Net investment income                              0.63          0.51          0.45          0.55          0.44          0.39
      Net realized and unrealized gain (loss)
        on investments                                  (0.17)        (0.35)         0.14         (0.17)        (0.35)         0.14
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                 0.46          0.16          0.59          0.38          0.09          0.53
                                                   ----------    ----------    ----------    ----------    ----------    ----------

   Less Distributions:
      Distributions from net investment income          (0.63)        (0.51)        (0.45)        (0.55)        (0.44)        (0.39)
      Distributions from capital gains                     --         (0.05)           --            --         (0.04)           --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total distributions                             (0.63)        (0.56)        (0.45)        (0.55)        (0.48)        (0.39)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value              (0.17)        (0.40)         0.14         (0.17)        (0.39)         0.14
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                     $     9.57    $     9.74     $   10.14    $     9.58    $     9.75    $    10.14
                                                   ==========    ==========    ==========    ==========    ==========    ==========

Total Return+                                            4.89%         1.60%         6.08%(1)      4.10%         0.94%      5.36%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $   13,279    $    7,991    $    4,797    $   10,982    $    7,508    $    2,225
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor           1.66%         2.02%         4.83%(2)      2.41%         2.77%      5.58%(2)
   After reimbursement of expenses by Advisor            0.90%         0.90%         0.60%(2)      1.65%         1.65%      1.35%(2)
Ratios of net investment income to average
  net assets:
   Before reimbursement of expenses by Advisor           5.76%         4.06%         1.14%(2)      5.01%         3.46%      0.39%(2)
   After reimbursement of expenses by Advisor            6.52%         5.18%         5.37%(2)      5.77%         4.58%      4.62%(2)
Portfolio Turnover                                        366%          725%           95%          366%          725%        95%


(1) Not annualized.
(2) Annualized.
+ Total return without applicable sales charge. (a) Fund commenced investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                                                                     Class A                                    Class B

                                                   Year Ended    Year Ended  Inception(a) to Year Ended   Year Ended Inception(a) to
BALANCED FUND                                      10/31/2000    10/31/1999    10/31/1998    10/31/2000    10/31/1999    10/31/1998
                                                   ----------    ----------    ----------    ----------    ----------    ----------

Net Asset Value, Beginning of Period               $    12.05    $    10.68    $    10.00    $    12.05    $    10.68    $    10.00
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Income from Investment Operations:
      Net investment income                              0.34          0.27          0.21          0.25          0.18          0.14
      Net realized and unrealized gain (loss)
        on investments                                   0.69          1.38          0.68          0.69          1.38          0.68
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                 1.03          1.65          0.89          0.94          1.56          0.82
   Less Distributions:
      Distributions from net investment income          (0.35)        (0.27)        (0.21)        (0.25)        (0.18)        (0.14)
      Distributions from capital gains                  (0.08)        (0.01)           --         (0.08)        (0.01)           --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total distributions                             (0.43)        (0.28)        (0.21)        (0.33)        (0.19)        (0.14)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase in net asset value                          0.60          1.37          0.68          0.61          1.37          0.68
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                     $    12.65    $    12.05    $    10.68    $    12.66    $    12.05    $    10.68
                                                   ==========    ==========    ==========    ==========    ==========    ==========
Total Return+                                            8.67%        15.58%         8.92%(1)      7.93%        14.72%      8.24%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $   27,088    $   15,297    $   15,670    $   63,669    $   31,263    $    7,440
Ratios of expenses to average net assets:
   Before reimbursement of expense  by Advisor           1.28%         1.47%         3.40%(2)      2.03%         2.22%      4.15%(2)
   After reimbursement of expenses by Advisor            1.10%         1.10%         1.10%(2)      1.85%         1.85%      1.85%(2)
Ratios of net investment income (loss) to average
  net assets:
   Before reimbursement of expenses by Advisor           2.65%         1.99%         0.23%(2)      1.90%         1.25%    (0.52)%(2)
   After reimbursement of expenses by Advisor            2.83%         2.36%         2.53%(2)      2.08%         1.62%      1.78%(2)
Portfolio Turnover                                        187%          349%           60%          187%          349%           60%




HIGH INCOME FUND

Net Asset Value, Beginning of Period               $     8.88    $     8.85    $    10.00    $     8.90    $     8.85    $    10.00
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Income from Investment Operations:
      Net investment income                              0.81          0.80          0.61          0.75          0.74          0.55
      Net realized and unrealized gain (loss)
           on investments                               (0.86)         0.06         (1.15)        (0.86)         0.06         (1.15)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                (0.05)         0.86         (0.54)        (0.11)         0.80         (0.60)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Less Distributions:
      Distributions from net investment income          (0.81)        (0.80)        (0.61)        (0.75)        (0.74)        (0.55)
      Distributions from capital gains                     --         (0.03)           --            --         (0.01)           --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total distributions                             (0.81)        (0.83)        (0.61)        (0.75)        (0.75)        (0.55)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value              (0.86)         0.03         (1.15)        (0.86)         0.05         (1.15)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                     $     8.02    $     8.88    $     8.85    $     8.04    $     8.90    $     8.85
                                                   ==========    ==========    ==========    ==========    ==========    ==========
Total Return+                                           (0.81)%        9.69%        (5.78)%(1)    (1.54)%        9.02%    (6.39)%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $    8,394    $    7,879    $    6,045    $   12,271    $    9,399    $    3,632
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor           1.62%         1.97%         3.52%(2)      2.37%         2.72%      4.27%(2)
   After reimbursement of expenses by Advisor            1.00%         1.00%         1.00%(2)      1.75%         1.75%      1.75%(2)
Ratios of net investment income to average
  net assets:
   Before reimbursement of expenses by Advisor           8.78%         7.75%         4.95%(2)      8.03%         7.16%      4.20%(2)
   After reimbursement of expenses by Advisor            9.40%         8.72%         7.47%(2)      8.65%         8.13%      6.72%(2)
Portfolio Turnover                                         41%           48%           56%           41%           48%           56%

(1) Not annualized.
(2) Annualized.
+ Total return without applicable sales charge. (a) Fund commenced investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.


Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                     Class A                                    Class B

                                                   Year Ended    Year Ended  Inception(a) to Year Ended  Year Ended  Inception(a) to
GROWTH AND INCOME FUND                             10/31/2000    10/31/1999     10/31/1998    10/31/2000   10/31/1999     10/31/1998
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period               $    13.21    $    10.88    $    10.00    $    13.18    $    10.88    $    10.00
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Income from Investment Operations:
      Net investment income (loss)                       0.07(b)       0.09          0.07         (0.03)(b)     (0.01)         0.01
      Net realized and unrealized gain
       on investments                                    0.84          2.33          0.89          0.84          2.33          0.89
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                 0.91          2.42          0.96          0.81          2.32          0.90
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Less Distributions:
      Distributions from net investment income          (0.04)        (0.09)        (0.07)        (0.01)           --         (0.01)
      Distributions from capital gains                  (0.02)           --            --         (0.02)        (0.02)           --
      Distributions in excess of net
        investment income                                  --            --         (0.01)           --            --         (0.01)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total distributions                             (0.06)        (0.09)        (0.08)        (0.03)        (0.02)        (0.02)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase in net asset value                          0.85          2.33          0.88          0.78          2.30          0.88
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                     $    14.06    $    13.21    $    10.88    $    13.96    $    13.18    $    10.88
                                                   ==========    ==========    ==========    ==========    ==========    ==========
Total Return+                                            6.90%        22.33%         9.57%(1)      6.13%        21.32%      8.97%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $   46,994    $   25,646    $   11,169    $  106,792    $   55,856    $   14,408
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor           1.07%         1.25%         2.41%(2)      1.82%         2.00%      3.16%(2)
   After reimbursement of expenses by Advisor            1.00%         1.00%         1.00%(2)      1.75%         1.75%      1.75%(2)
Ratios of net investment income (loss) to
  average net assets:
   Before reimbursement of expenses by Advisor           0.47%         0.35%        (0.60)%(2)    (0.28)%       (0.40)%   (1.35)%(2)
   After reimbursement of expenses by Advisor            0.54%         0.60%         0.81%(2)     (0.21)%       (0.15)%     0.06%(2)
Portfolio Turnover                                         14%           19%            5%           14%           19%            5%




CAPITAL APPRECIATION FUND
Net Asset Value, Beginning of Period               $    13.70    $    11.04    $    10.00    $    13.54    $    10.98    $    10.00
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Income from Investment Operations:
      Net investment income (loss)                      (0.03)(b)     (0.00)*        0.01         (0.15)(b)     (0.12)        (0.02)
      Net realized and unrealized gain
       on investments                                    2.78          2.68          1.04          2.75          2.68          1.01
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                 2.75          2.68          1.05          2.60          2.56          0.99
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Less Distributions:
      Distributions from net investment income             --            --            --            --            --            --
      Distributions from capital gains                  (0.01)        (0.02)           --         (0.01)           --            --
      Distributions in excess of net investment
        income                                             --            --         (0.01)           --            --         (0.01)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total distributions                             (0.01)        (0.02)        (0.01)        (0.01)           --         (0.01)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase in net asset value                          2.74          2.66          1.04          2.59          2.56          0.98
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                     $    16.44    $    13.70    $    11.04    $    16.13    $    13.54    $    10.98
                                                   ==========    ==========    ==========    ==========    ==========    ==========
Total Return+                                           20.12%        24.29%        10.51%(1)     19.25%        23.32%      9.91%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $   35,889    $   13,262    $   13,410    $   57,082    $   23,563    $    7,025
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor           1.37%         1.71%         3.28%(2)      2.12%         2.46%      4.03%(2)
   After reimbursement of expenses by Advisor            1.20%         1.20%         1.20%(2)      1.95%         1.95%      1.95%(2)
Ratios of net investment income (loss) to
  average net assets:
   Before reimbursement of expenses by Advisor          (0.44)%       (0.68)%       (1.97)%(2)    (1.19)%       (1.46)%   (2.72)%(2)
   After reimbursement of expenses by Advisor           (0.27)%       (0.05)%        0.11%(2)     (1.02)%       (1.03)%   (0.64)%(2)
Portfolio Turnover                                         18%           68%           10%           18%           68%           10%


(1) Not annualized.
(2) Annualized.
+   Total return without applicable sales charge.
(a) Fund commenced investment operations on December 29, 1997.
(b) Calculated based on average shares outstanding.
*   Amount represents less than $(0.01).

                See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                          Class A                     Class B

                                                                       Inception(a) to             Inception(a) to
EMERGING GROWTH FUND                                                     10/31/2000                  10/31/2000
                                                                      ---------------              ---------------
Net Asset Value, Beginning of Period                                  $      10.00                  $      10.00
                                                                      ------------                  ------------
   Income from Investment Operations:
      Net investment income                                                  (0.02)(c)                     (0.06)(c)
      Net realized and unrealized loss on investments                        (2.11)                        (2.11)
                                                                      ------------                  ------------
        Total from investment operations                                     (2.13)                        (2.17)
                                                                      ------------                  ------------

Net decrease in net asset value                                              (2.13)                        (2.17)
                                                                      ------------                  ------------
Net Asset Value, End of Period                                        $       7.87                  $       7.83
                                                                      ============                  ============

Total Return+                                                               (21.30)%(1)                   (21.70)%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                  $     20,731                  $      8,666
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                                1.75%(2)                      2.50%(2)
   After reimbursement of expenses by Advisor                                 1.20%(2)                      1.95%(2)
Ratios of net investment income (loss) to average net assets:
   Before reimbursement of expenses by Advisor                               (0.97)%(2)                    (1.72)%(2)
   After reimbursement of expenses by Advisor                                (0.42)%(2)                    (1.17)%(2)
Portfolio Turnover                                                             151%                          151%



                                                   Year Ended   Year Ended   Inception(b) to Year Ended   Year Ended  Inception(b)to
                                                   10/31/2000    10/31/1999   10/31/1998     10/31/2000    10/31/1999    10/31/1998
INTERNATIONAL STOCK FUND                           ----------    ----------    ----------    ----------    ----------    ----------

Net Asset Value, Beginning of Period               $    11.45    $    10.34    $    10.00    $    11.38    $    10.28    $    10.00
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Income from Investment Operations:
      Net investment income (loss)                       0.04(c)       0.14          0.08         (0.03)(c)      0.05          0.03
      Net realized and unrealized gain (loss)
        on investments                                  (0.98)         1.56          0.27         (0.98)         1.56          0.26
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                (0.94)         1.70          0.35         (1.01)         1.61          0.29
                                                   ----------    ----------    ----------    ----------    ----------    ----------
   Less Distributions:
      Distributions from net investment income          (0.14)        (0.14)        (0.01)        (0.07)        (0.05)        (0.01)
      Distributions from capital gains                  (0.82)        (0.45)           --         (0.82)        (0.46)           --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
        Total distributions                             (0.96)        (0.59)        (0.01)        (0.89)        (0.51)        (0.01)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value              (1.90)         1.11          0.34         (1.90)         1.10          0.28
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                     $     9.55    $    11.45    $    10.34    $     9.48    $    11.38    $    10.28
                                                   ==========    ==========    ==========    ==========    ==========    ==========

Total Return+                                           (9.29)%       17.00%         3.60%(1)     (9.92)%       16.09%      2.90%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $   32,071    $   33,214    $   27,656    $    5,497    $    3,326    $    1,350
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor           2.06%         2.18%         2.76%(2)      2.81%         2.93%      3.51%(2)
   After reimbursement of expenses by Advisor            1.60%         1.60%         1.60%(2)      2.35%         2.35%      2.35%(2)
Ratios of net investment income (loss) to
  average net assets:
   Before reimbursement of expenses by Advisor          (0.03)%        0.72%        (0.01)%(2)    (0.78)%        0.05%    (0.76)%(2)
   After reimbursement of expenses by Advisor            0.43%         1.30%         1.15%(2)     (0.32)%        0.63%      0.40%(2)
Portfolio Turnover                                        117%           57%           60%          117%           57%           60%


(1) Not annualized.
(2) Annualized.
+   Total return without applicable sales charge.
(a) Fund commenced investment operations on February 29, 2000.
(b) Fund commenced investment operations on December 29, 1997.
(c) Calculated based on average shares outstanding.

                See accompanying Notes to Financial Statements.

                         Notes to Financial Statements

1. ORGANIZATION
MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company. As of the date of this report, the Trust offers eight Funds (individually, a "Fund," collectively, the "Funds") each with two classes of shares: Class A and Class B. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 as it relates to that class. The accompanying financial statements include the Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, Emerging Growth Fund and the International Stock Fund.

The only transactions of the Funds prior to commencement of operations were the sale of 49,000 Class A shares and 1,000 Class B shares of Cash Reserves Fund at $1.00 per share and the sale of 4,900 Class A shares and 100 Class B shares of the Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund at $10.00 per share on November 10, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Securities and other investments are valued as follows: 1) equity securities listed on any U.S. or foreign stock exchange or the ("NASDAQ") are valued at the last sale price on the valuation day; if no sale occurs, equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and equities traded on a foreign exchange will be valued at the bid price; 2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; 3) debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations; 4) options and futures contract are valued at the last sale price on the market where any such option or futures contracts is principally traded; 5) over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies; 6) forward foreign currency exchange contracts are valued based upon quotations supplied by dealers in such contracts. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate. All other securities and other investments are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are required in the accompanying financial statements.

Classes: Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Expenses: Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Fund on the basis of relative net assets.

Organization and Offering Costs: Each Fund bears all costs in connection with its organization, including registration and notification fees and expenses with respect to the sale of its shares under federal and state regulation. Such organization and offering costs incurred prior to July 1998 are being amortized on a straight-line basis over five years and one year, respectively. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund outstanding at the time of such redemption. To the extent that proceeds of the redemptions are less than such pro-rata portion of any unamortized organizational expenses, MEMBERS Capital Advisors, Inc. has agreed to reimburse the Fund promptly.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest, The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (2) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The High Income, Emerging Growth and International Stock Funds report certain foreign currency-related transactions as components or realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: The High Income, Emerging Growth and International Stock Funds may each purchase or sell forward foreign currency contracts for defensive or hedging purposes when the Fund's Investment Advisor anticipates that the foreign currency will appreciate or depreciate in value. The Funds realize a gain or a loss at the time the forward contracts are closed out or are offset by a matching contract.

Futures Contracts: The Funds (other than the Cash Reserves Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for all Funds.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust has entered into an Investment Advisory Agreement with MEMBERS Capital Advisors, Inc. (the "Investment Advisor'). For its investment advisory services to the Funds, MEMBERS Capital Advisors, Inc. is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.65% for the Balanced Fund; 0.55% for the High Income Fund and Growth and Income Fund; 0.75% for the Capital Appreciation Fund and the Emerging Growth Fund and 1.05% for the International Stock Fund. The Investment Advisor has entered into Subadvisor agreements for the management of the investments of the High Income Fund, the Emerging Growth Fund, and the International Stock Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisors. The Subadvisors for these Funds are Massachusetts Financial Services Company for the High Income Fund and Emerging Growth Fund and Lazard Asset Management for the International Stock Fund. Prior to November 1, 2000 IAI International Limited served as co-subadvisor for the International Stock Fund.

The Investment Advisor contractually agrees to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses will not exceed certain expense limitations. The Investment Advisor has agreed to waive fees and/or reimburse expenses with respect to the Funds in order that total expenses will not exceed the following amounts:

     Fund                                 Class A          Class B
     Cash Reserves Fund                    0.55%            1.30%
     Bond Fund                             0.90%            1.65%
     Balanced Fund                         1.10%            1.85%
     High Income Fund                      1.00%            1.75%
     Growth and Income Fund                1.00%            1.75%
     Capital Appreciation Fund             1.20%            1.95%
     Emerging Growth Fund                  1.20%            1.95%
     International Stock Fund              1.60%            2.35%

For the periods ended October 31, 2000, the Investment Advisor reimbursed expenses of $118,873 for the Cash Reserves Fund, $127,512 for the Bond Fund, $114,370 for the Balanced Fund, $118,223 for the High Income Fund, $77,523 for the Growth and Income Fund, $96,580 for the Capital Appreciation Fund, $92,898 for the Emerging Growth Fund and $178,647 for the International Stock Fund.

Any reimbursements or fee reductions made by the Investment Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its expense cap. Prior to March 1, 2000, such payments must be made within the subsequent eighteen months from when the reimbursement or fee reduction occurred. At October 31, 2000, the Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund had $102,949, $112,013, $91,121, $112,493, $63,686, $87,056 and $140,980, respectively, subject to recovery under this agreement. These amounts recoverable expire at various dates through August 31, 2001. Beginning March 1, 2000, such payments must be made within three years, measured on a fiscal year basis, from when the reimbursement or fee reduction occurred. At October 31, 2000, the Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, Emerging Growth Fund and International Stock Fund had $73,959, $79,335, $84,684, $72,153, $70,368, $64,827, $92,898 and $122,233, respectively, subject to recovery under this agreement. These amounts recoverable expire on October 31, 2003. Through October 31, 2000, none of the Funds have made repayments to the Investment Advisor under either of these agreements.

Through October 27, 2000, the Trust and PFPC Inc. ("PFPC") were parties to an agreement under which PFPC provided administration services for a fee calculated daily and paid monthly, at the annual rate of 0.15% of the first $500 million of the combined average daily net assets and 0.12% of the next $500 million of the combined average daily net assets and 0.09% of the combined average daily net assets over $1 billion. For the period from November 1, 1999 through October 27, 2000, the Funds paid to PFPC the following amounts:

       Fund                                 Amount Paid
       Cash Reserves Fund                       $83,133
       Bond Fund                                 83,133
       Balanced Fund                             83,133
       High Income Fund Fund                     83,133
       Growth and Income Fund                    83,133
       Capital Appreciation Fund                 83,133
       Emerging Growth Fund                      54,857
       International Stock Fund                  83,133

Effective October 28, 2000, the Trust entered into an agreement with State Street Bank ("State Street") to provide administration services for a fee calculated daily and paid monthly, at an annual rate of 0.07% of the first $500 million of the combined average daily net assets, 0.04% on the second $500 million of the combined average daily net assets, 0.03% on the third $500 million, 0.02% on the fourth $500 million up to $2.5 billion, and 0.01%, thereafter, of the combined average daily net assets. Each Fund is also charged $7,500 per year for each additional class of shares. A minimum fee of $55,000 per year applies. For the period from October 28, 2000 through the year ended October 31, 2000 each Fund accrued $0 for administration services performed by State Street.

Through October 27, 2000, PFPC provided certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Effective October 28, 2000, the Trust entered into an agreement with State Street to provide accounting and custody services. PFPC continued to provide transfer agency services for the Trust through November 17, 2000. Effective November 20, 2000, the Trust, entered into an agreement with Boston Financial Data Services to perform transfer agency services pursuant to certain fee arrangements.

CUNA Brokerage Services, Inc. (CUNA Brokerage) serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to Trust's Class A and B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B share at an aggregate annual rate of 0.25% of each Fund's daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each Fund's daily net assets attributable to Class B. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders.

In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds' shares. For the year ended October 31, 2000, sales charges received by CUNA Brokerage were as follows:

       Fund                                 Amount Paid
       Cash Reserves Fund                      $159,383
       Bond Fund                                303,399
       Balanced Fund                          1,996,941
       High Income Fund Fund                    277,756
       Growth and Income Fund                 3,084,706
       Capital Appreciation Fund              1,760,311
       Emerging Growth Fund                     198,653
       International Stock Fund                 538,452

Certain officers and trustees of the Funds are also officers of the Investment Advisor. The Funds do not compensate their officers or affiliated trustees. Effective September 4, 1997, the Trust pays each unaffiliated trustee $1,000 per Board of Trustees meeting attended.

4. DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS
With respect to the Cash Reserves Fund, Bond Fund and High Income Fund dividends from net investment income are declared daily and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Balanced Fund declares dividends from net investment income monthly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Growth and Income Fund declares dividends from net investment income quarterly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Capital Appreciation Fund, Emerging Growth Fund and the International Stock Fund declare dividends from net investment income annually and net realized gains from investment transactions, if any, are distributed to shareholders annually.

5. SECURITIES TRANSACTIONS
For the periods ended October 31, 2000, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                                                U.S. Government                         Other Investment
                                                  Securities                               Securities

      Fund                              Purchases              Sales               Purchases              Sales
      Bond Fund                         $39,988,898          $30,817,015        $   28,581,882      $   28,510,320
      Balanced Fund                      80,110,676           63,960,460            74,860,700          50,554,594
      High Income Fund                           --                   --            11,299,959           4,526,813
      Growth and Income Fund                     --                   --            78,359,994          14,982,623
      Capital Appreciation Fund                  --                   --            52,889,841           9,269,344
      Emerging Growth Fund                       --                   --            66,706,406          34,223,477
      International Stock Fund                   --                   --            44,667,068          41,212,677

At October 31, 2000, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follows:

     Fund                              Appreciation         Depreciation             Net
     Bond Fund                       $       210,240       $     (67,800)    $      142,440
     Balanced Fund                         9,723,749          (2,657,005)         7,066,744
     High Income Fund                        181,131          (3,033,130)        (2,851,999)
     Growth and Income Fund               22,926,694          (9,926,597)        13,000,097
     Capital Appreciation Fund            18,598,827          (3,760,771)        14,838,056
     Emerging Growth Fund                  1,988,485          (1,258,080)           730,405
     International Stock Fund              3,074,296          (4,249,185)        (1,174,889)

For federal income tax purposes, the below listed Funds have capital loss carryovers as of October 31, 2000, which are available to offset future capital gains, if any:

                                      Losses Deferred            Losses Deferred             Losses Deferred
     Fund                            Expiring in 2006           Expiring in 2007            Expiring in 2008
     Bond Fund                              $      --             $     349,486               $      459,422
     Balanced Fund                                 --                        --                      330,272
     High Income Fund                          66,186                   328,128                      244,044
     Growth and Income Fund                        --                        --                    1,214,946
     Capital Appreciation Fund                     --                        --                       64,720
     Emerging Growth Fund                          --                        --                    6,443,167
     International Stock Fund                      --                        --                    1,887,109

6. FOREIGN SECURITIES
Each Fund may invest in foreign securities, although only the High Income Fund, Emerging Growth Fund and International Stock Fund anticipate having significant investments in such securities. The International Stock Fund, High Income Fund and Emerging Growth Fund may invest 100%, 50% and 25%, respectively of their assets in foreign securities. No Fund will concentrate its investments in a particular foreign country.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar" securities). Foreign securities include ADRs, EDRs, GDRs and foreign money market securities.

7. FINANCIAL INSTRUMENTS
Investing in certain financial instruments including forward foreign currency contracts and futures contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risk associated with these instruments include potential for an imperfect correlation between the movements in the prices of instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The High Income Fund and International Stock Fund enter into these contracts primarily to protect these Funds from adverse currency movements.

8. CONCENTRATION OF RISK
The High Income Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

9. CAPITAL SHARES AND AFFILIATED OWNERSHIP
Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each Fund currently offers two classes of shares, Class A and Class B. At October 31, 2000, investments in the Funds by affiliates were as follows:

                                                     CUNA Mutual                 CUNA Mutual                        CUMIS
   Fund                       Class            Life Insurance Company         Insurance Society           Insurance Society, Inc.

Cash Reserves Fund              A                     $  1,729,644              $  1,728,491             $              --
Bond Fund                       A                        1,696,063                 1,694,932                            --
High Income Fund                A                        5,127,139                        --                            --
Emerging Growth Fund            A                        3,935,000                        --                    11,804,213
Emerging Growth Fund            B                               --                        --                           783
International Stock Fund        A                        3,295,234                 5,490,959                    19,616,960

To the Board of Trustees and Shareholders of MEMBERS Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MEMBERS Mutual Funds (hereafter referred to as the "Funds") at October 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
December 19, 2000



                               Other Information





Tax Information (Unaudited)

Of the dividends paid by the Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and the International Stock Fund, 3.30%, 17.75%, 1.20%, 100.00%, 100.00% and 8.12%, respectively, qualify, for the corporate dividends received deduction.